                                                                   EXHIBIT 10.34

                         RESIDENTIAL RESELLER AGREEMENT

     THIS AGREEMENT is made and entered into this 29th day of May, 1998, by and between TELEPORT COMMUNICATIONS GROUP INC., a Delaware corporation with a principal office located at One Teleport Drive, Staten Island, NY 10311 (hereinafter "TCG"), and TVMAX TELECOMMUNICATIONS, INC., d/b/a OpTel, Inc., a Delaware business corporation with its principal office located at 1111 W. Mockingbird Lane, Suite 1000, Dallas, Texas 75247 (hereinafter "Reseller"), for the purpose of establishing a wholesale provider and reseller relationship between them.

                                  WITNESSETH:

     WHEREAS, TCG is in the business of providing telecommunications services in certain geographic market areas; and

     WHEREAS, Reseller has applied to TCG for the right to rebrand and resell TCG's services; and

     WHEREAS, TCG has agreed to provide services to Reseller pursuant to the terms and conditions set forth herein.

     WHEREAS, TCG and Reseller wish to set forth terms and conditions which will be applicable to such telecommunications services, as herein defined, of TCG as may be ordered and furnished from time to time in various metropolitan areas as herein provided. The services will be offered in each metropolitan area by an entity. ("Authorized Entity") over which TCG has control as defined below, and which is either an affiliate or subsidiary of TCG and/or which TCG manages or is otherwise contractually affiliated with.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and warranties contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Whenever used in this Agreement, as hereinafter defined, the following terms shall have the respective meanings given to them in this Article 1, unless the context requires otherwise. Said terms also shall have the said meanings when used in any exhibit, schedule, attachment, or addendum hereto or in any document made or otherwise delivered pursuant to this Agreement, unless the context otherwise requires. Each term defined in this Article 1 shall be deemed to refer to the singular, plural, masculine, feminine, or neuter as the context requires.

     1.1. "AGREEMENT" means this Residential Reseller Agreement, as originally executed and as the same may be amended, modified and supplemented from time to time by exhibits, schedules, attachments or addendums executed in accordance herewith.

     1.2. "AFFILIATE" means, when used with reference to a specific Person, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specific Person. This term shall also include any person who, directly or indirectly, through one or more intermediaries, has the contractual right or option to acquire or vote more than 10% of the voting interest of a specific Person.

     1.3. "ASSIGNMENT" means a sale exchange, transfer or other disposition of all or any portion of a Party's rights hereunder.

     1.4. "BUILDING" means the structure in which a Residence is housed.

     1.5. "BUSINESS DAY" means any day other than Saturdays, Sundays, and legal holidays.

     1.6. "CONTROL" (or the verb form "Controlled") means a Person shall be deemed to control another Person when such controlling Person has the power, directly or indirectly, to cause the direction of the management or policies of such other Person, whether through the ownership of voting securities, by contract, agency or otherwise.

     1.7. "CUSTOMER" means any Residential end-user of the Services, any commercial end-user of the Services with ten (10) directory numbers or less, or any leasing office, property management office, or clubhouse located within or upon a Premises.

     1.8. "DIRECTORY NUMBER" or "DN" means a unique ten-digit number which resides on a TCG switch.

     1.9. "EFFECTIVE DATE" means the date of the last necessary signature hereto.

     1.10. "FCC" refers to the Federal Communications Commission.

     1.11. "FINAL ORDER" means an action by any applicable federal or state agency or court as to which: (i) no request for stay by the federal or state agency or court of the action is pending, no such stay is in effect, and, if any deadline for filing any such request is designated by statute or regulation, it has passed; (ii) no petition for rehearing or reconsideration of the action is pending and the time for filing any such petition has passed;

(iii) the federal or state agency or court does not have the action under reconsideration on its own motion and the time for such reconsideration has passed; and (iv) no appeal to a court, or request for stay by a court, of the federal or state agency's or court's action is pending or in effect, and if any deadline for filing such appeal or request is designated by statute or rule, it has passed.

     1.12. "IXC" means a certified interexchange carrier.

     1.13. "LEC" means a local exchange carrier certified as such within its applicable regulatory jurisdiction.

     1.14. "MDU" means multiple dwelling units, typically an apartment complex or real estate development, but which may also include private single-family residential developments, mobile home parks, and condominiums; where the Services may be resold by Reseller to Customers. An MDU may consist of one or more Buildings.

     1.15. "MOU" means a minute of use of TCG's Services hereunder.

     1.16. "PARTY" refers to one or both of the parties to this Agreement, TCG or Reseller, as the context indicates.

     1.17. "PERSON" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, governmental agency, cooperative, association, individual or other entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such person as the context may require.

     1.18. "POINT OF DEMARCATION" refers to the point(s) of interface, as defined in any applicable Service Supplements (see Schedule C) to this Agreement where each Party will receive the traffic from the other.

     1.19. "PREMISES" means the property and any buildings thereon, described in any applicable Service Supplement(s) attached hereto and incorporated herein Such Service Supplement(s) may be amended or added to from time to time, or additional Service Supplements attached, to permit additional properties to be included in the Premises covered under this Agreement, and such amendment(s) and/or additional Service Supplements shall be incorporated herein.

     1.20. "PROPRIETARY INFORMATION" means information relating to the business, and operations of TCG, Reseller, or their subsidiaries, affiliates, customers and consultants including, but not limited to, all technical, marketing and financial information relating thereto, any information relating to the pricing, methods, processes, financial data, lists, apparatus, statistics, programs, research, development or related information of TCG, Reseller or their subsidiaries or affiliates, or TCG's or Reseller's customers, concerning past, present or future business activities or operations of said entities or the provision of Services under this Agreement.

     1.21. "RESALE SERVICES" are the telecommunications services including but not limited to: long distance, internet and satellite service obtained by TCG from a third party and resold to Reseller.

     1.22. "RESIDENTIAL" or "RESIDENCE" means any single dwelling unit.

     1.23. "SERVICE DATE" refers to the date when TCG notifies Reseller that Services are available for use.

     1.24. "SERVICES OR TCG'S SERVICES" refers to the wholesale switched telecommunications services and features delineated in Schedules A and B hereto and Resale Services, purchased by Reseller as an intermediary to be resold exclusively to Customers in certain geographic market areas.

     1.25. "TARIFFED SERVICES" are services offered by TCG pursuant to effective tariffs filed with the various applicable state public service commissions, public utility commissions or other similar bodies and/or the FCC.

                                    ARTICLE 2
                           UNDERTAKING OF THE PARTIES

     2.1. SCOPE. Reseller and TCG wish to set forth a standard set of general terms and conditions which will facilitate Resellers' ability to order and purchase Services from TCG and market, sell and distribute such Services to Customers in various metropolitan areas only where TCG and Reseller have legal authority to do so. The Services will be offered to Reseller by TCG in each metropolitan area by an Authorized Entity. TCG will notify Reseller from time to time of the identity of each Authorized Entity for which such terms and conditions are applicable and of the appropriate procedure for placing orders. Reseller and Authorized Entity may enter into service order agreements pertaining to individuals Premises or other agreements supplemental hereto (together with product descriptions attached thereto, the "Service Supplements") pursuant to which Authorized Entity will provide Reseller with the Services commencing on the Service Date (as hereinafter defined) and continuing for the periods of time and on the other terms and conditions specified on such Service Supplements. The terms and conditions of this Agreement shall apply to each Service Supplement, whether executed simultaneously herewith or subsequent hereto.

     2.2. SERVICES. The Services that may be ordered under and pursuant to the terms and conditions of this Agreement are as described and set forth in Schedules A & B hereto and in any applicable tariffs. These Schedules may be revised from time to time by TCG in accordance with generally applicable changes in TCG's Service offerings, provided that the Services shall not be materially diminished from those set forth in Schedules A & B. TCG will inform Reseller of any changes in its Services in a timely manner. All orders are subject to the execution of a Service Supplement by Reseller and acceptance of same by TCG.

     2.2.1. ORDERING. Reseller will market the Services to its Customers and to prospective Customers. When Reseller desires to order Services under this Agreement the Reseller shall submit to TCG Service Supplement executed by Reseller in the form attached hereto as Schedule C. Upon acceptance of Reseller's order, TCG shall execute the Service Supplement.

     Procedures for ordering of individual DNs and provision of Services to Customers shall be established and agreed to by the Parties.


     2.2.2. ***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)


     2.2.3. FORECASTING. Upon the Effective Date hereof, Reseller shall submit to TCG a forecast of the network facilities and DNs it will require from TCG, in the form attached hereto as Schedule E (hereinafter, the "Forecast") for the first 3 months of the first in-service quarter and for the first in-service year. Reseller shall submit a revised rolling Forecast to TCG on the first day of each quarter thereafter.

     2.3. AUTHORITY OF RESELLER. When reselling TCG's Services, Reseller shall at all times act as a reseller of TCG's Services in connection with its solicitation of offers from Customers for Services. Reseller shall enter into agreements with Customers for the Services and TCG shall not be a party to said agreements. Reseller, as a residential retail provider, shall be limited to selling Services to its Customers and represents and warrants that it will not under this Agreement solicit offers for Services or enter into agreements for the provision of Services to non-residential customers. RESELLER WARRANTS AND REPRESENTS TO TCG THAT RESELLER WILL INCLUDE IN THE TERMS AND CONDITIONS OF ITS CONTRACTS WITH ITS CUSTOMERS, DISCLAIMERS OF WARRANTY AND

LIMITATIONS ON LIABILITY, GENERALLY CONSISTENT WITH THE PROVISIONS CONTAINED IN SECTIONS 7.8 THROUGH 7.9 HEREOF, INCLUSIVE. Reseller shall have no right, however, to enter into a contract on TCG's account or to bind TCG in any manner.

     2.4. RESELLER'S AUTHORIZATIONS. Reseller shall secure and maintain, at its sole expense, all licenses and permits required by federal, state or municipal law or regulation for it and its employees, agents or other representatives, to ensure that Reseller may lawfully offer the Services hereunder and to ensure Reseller's lawful performance of its obligations under this Agreement.

     2.5. TARIFFED SERVICES. Some Services offered by TCG under this Agreement may be TCG Tariffed Services. Orders for TCG Tariffed Services shall be made in accordance with the applicable provisions of the TCG tariffs. In the event that provisions set forth in this Agreement differ from those set forth in the applicable federal and/or state tariffs, the terms of this Agreement shall be deemed to waive or modify the terms of the applicable TCG tariff, to the extent permitted by law. TCG may amend or modify the Services offered under Schedules A and B, at any time, by ninety (90) days written notice to Reseller, provide that no such amendment or modification shall operate to materially diminish the availability of the Services, except to the extent required by general network changes or facilities upgrades. Reseller shall immediately file a tariff, as required by applicable law, on all Services purchased from TCG and offered for sale to Customers.

     2.5.1. SERVICE SUPPLEMENTS. The Services provided to Reseller shall be set forth in Service Supplement(s) (see Schedule C) executed by TCG and Reseller from time to time during the Term. Each Service Supplement shall include a description of the location(s) of the Point of Demarcation, the charges, the estimated Service commencement date, the term during which Services are to be provided, the estimated DN and facility requirements (i.e. T-1s) and such other terms and conditions as may be necessary.

     2.5.2. When executed by Reseller and accepted by TCG, each Service Supplement shall be deemed a separate agreement with all the rights and obligations as provided for herein. All provisions of this Agreement applicable to the Services described in each Service Supplement shall be incorporated into and made part of such Service Supplement, except as may be otherwise expressly provided in such Service Supplement.

     2.5.3. In the event of a conflict or inconsistency between the provisions set forth in this Agreement and those set forth in a Service Supplement, the provisions of the Service

Supplement shall be given precedence.

     2.6. SERVICE DATE. At such time as TCG completes installation or connection of the necessary fiber optic facilities and/or equipment to provide the Services, TCG shall conduct appropriate tests thereon. Upon successful completion of such tests TCG shall notify Reseller that such Services are available for use. TCG shall use reasonable efforts, subject to the other provisions hereof, to make the Services available by the estimated Service Date specified in the Service Supplement. TCG shall not be liable for any damages whatsoever resulting from delays in meeting any service dates due to delays resulting from normal construction procedures. Such delays shall include, but not be limited to, delays in obtaining necessary regulatory approvals for construction, delays in obtaining right-of-way approvals and delays in actual construction work. In the event there is a Reseller or Customer caused delay, and such delay continues for thirty (30) days after the estimated service date for any Resale Services, TCG may commence billing Reseller for the Resale Services effective on such a date. TCG shall commence billing Reseller for the Resale Services effective on the Service Date and, if applicable, for costs of IntraLATA or InterLATA calls incurred by the Reseller subsequent to TCG notifying Reseller that such Services are available for use. For any Resale Services ordered by Reseller and provided by TCG, Reseller reserves the right to delay the Service Date, and provide TCG as much advance notice as reasonably possible, provided Reseller shall be liable to TCG for any applicable delay or change order charge assessed by the provider of the Resale Services.

     2.7. USE. Reseller shall only provide Services to Customers located at the Premises. The Services shall be available to Reseller as set forth herein. Reseller shall not use the Services (i) so as to interfere with or impair service over any of the facilities and associated equipment comprising the fiber optic cable network and associated equipment utilized by TCG in the provision of the Services, or (ii) so as to impair the privacy of any communications over such network and equipment, or (iii) create hazards to any employees or the public. Reseller shall notify TCG regarding less than Standard operations with respect to Services.

     2.8 MAINTENANCE. TCG shall provide industry standard maintenance services for the equipment and facilities provided and installed by TCG on its side of the Point of Demarcation. Except as provided for in a Service Supplement, TCG shall have no responsibility for the installation, maintenance and repair of any kind with respect to equipment and facilities not provided and installed by TCG for equipment and facilities or beyond the Point of Demarcation. For all repair requests, Reseller shall establish pre-screening guidelines, subject to TCG's prior consent, which shall be adhered to prior to referring trouble to TCG. Reseller shall pay TCG for handling troubles that are found not to be in the TCG network, as provided for in Schedule D. The Parties agree that TCG may contact Reseller's Customers, if in its sole discretion, TCG deems it necessary for maintenance purposes. Neither Party shall rearrange, move, disconnect, remove or attempt to repair any facilities owned by the other Party, except with the written consent of such other Party.

Reseller may order maintenance and repair of equipment and facilities installed by TCG from the Point of Demarcation to the Residence, in accordance with Schedule D.

     2.9. RESALE SERVICES. TCG will use reasonable efforts to obtain, monitor and provide Resale Services requested by Reseller. TCG shall use reasonable efforts to obtain a sufficient quantity of telephone numbers to meet Reseller's requirements, subject to availability and payment by Reseller. Should Reseller request that TCG reserve additional numbers for future requirements, Reseller shall pay associated reservation charges imposed by TCG until and including such time as those numbers are in actual use which shall be no higher on a pro rated basis than those charges imposed by the Resale Service provider. For DID trunking, Reseller shall pay the associated reservation charges imposed by TCG throughout the term of this Agreement which shall be no higher on a pro rated basis than those charges imposed by the Resale Service provider.

The following special provisions apply to the provision of Resale Services, as applicable: (i) Reseller's use of the Resale Services shall be subject to all applicable terms and provisions contained in the applicable tariffs of the providers of Resale Services as the same may be amended from time to time to the same extent as if the tariffs were those of TCG. TCG shall notify Reseller, in writing, which Services are subject to the tariffs of another service provider, and shall furnish Reseller with a copy of the tariff provisions governing such Resale Services, and shall notify Reseller of any amendments to such tariffs upon learning of such amendments. (ii) in the event of a rate increase in the tariffs for Resale Services, TCG may amend Schedule D to increase its corresponding rates to Reseller on a pro rata basis to fully recover such increase, notwithstanding anything to the contrary in any other agreement between Reseller and TCG. If the Resale Services have a term requirement, Reseller will be responsible to pay all charges through the end of the term, or any applicable termination charges imposed by the provider of the Resale Services in the event that Reseller terminates the Resale Services before the end of the term, provided that, prior to the provision of any such Resale Service, TCG notifies Reseller, in writing of the term requirement, applicable termination charges and other terms and conditions relating to that requirement.

(iii) TCG makes no representations, warranties or guarantees regarding the quality, availability, installation or maintenance of the Resale Services. Reseller's sole remedy in the event that such Resale Services are of poor quality, are unavailable, or are not installed or repaired properly or on a timely basis are such credits or other remedies as TCG may actually recover from the provider of the Resale Services. TCG shall, at Reseller's request, permit Reseller to seek such credits and other remedies directly from the underlying service provider if permitted under TCG's contract with the service provider or, in the alternative, act on TCG's behalf in doing so. Any rights to terminate Service or receive credit for Service Outage, and any representations or warranties contained in this Agreement or a Service Supplement between TCG and Reseller relating to quality, availability or maintenance of Services shall not apply to the Resale Services.

     2.10. RIGHTS-OF-WAY. Except as otherwise provided herein or on a Service Supplement and subject to Section 3.1.1., any and all costs associated with obtaining and maintaining rights-of-way, lease, license or access agreement from the Point of Demarcation to the Building or inside the Building, including, but not limited to, the costs of installing conduit or of altering the structure or Building to permit installation of facilities, shall be borne by Reseller. In the event the Point of Demarcation is located within the Customer's Residence, Reseller shall bear any and all costs associated with obtaining and maintaining the rights-of-way, lease, license or access agreement from the Point of Demarcation to the Customer Residence. Reseller's use of rights-of-way obtained by TCG shall in all respects be subject to the terms, conditions and restrictions of such rights-of-way and of agreements between TCG and such third parties relating thereto, including without limitation, the duration applicable to and the condemnation of such rights-of-way, and shall not be in violation of any applicable governmental ordinance, law, rule, regulation or restriction. Where applicable, Reseller agrees that it shall assist TCG at TCG's reasonable expense in the procurement and maintenance of such right-of-way.

                                    ARTICLE 3
                         RATES, PAYMENT AND COLLECTIONS


     3.1.  ***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

***

(MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)


     3.1.1. Except as otherwise provided in a Service Supplement, Reseller shall: (i) acquire, install and maintain all access equipment and facilities from the Point of Demarcation to the Residence, including all associated cable and inter- and intra-Building and intra-Residence cabling compatible with TCG's existing switching equipment and network architecture, (ii) acquire TCG equipment or equipment which meets TCG's standard requirements or which is otherwise approved by TCG (i.e. the subscriber line carrier, digital loop carrier or access node and associated line card equipment), (iii) provide transport and maintenance of the equipment, by whomever provided, from the Point of Demarcation to the Residence, or from the point at which it leaves the digital loop carrier, or the access node, whichever is applicable, (iv) provide customer support and billing services to Customers, (v) maintain the TCG specified environment for Reseller's and/or TCG's equipment and facilities; and
(vi) provide appropriate file record information and dataline services for information transfers.

     3.2. BILLING; LATE PAYMENT; BILLING DISPUTES. Recurring and nonrecurring charges shall be billed as incurred and paid by Reseller in full within forty-five (45) days of receipt of TCG's invoice. Any amount not received within the forty-five (45) day period will be subject to a late charge of 1 1/2% per month or the maximum amount permitted by law, whichever is less. Reseller shall review each invoice promptly and notify TCG of any discrepancies within sixty
(60) days of receipt of each invoice. TCG shall promptly review any such notice and in the event TCG determines that any billing adjustments in Reseller's favor are required in TCG's reasonable judgement, TCG shall provide a credit to Reseller on the next feasible invoice. In the event that TCG fails to provide to Reseller the computerized usage recording system for a billing period within ninety (90) days following the expiration of such billing period, TCG shall provide Reseller a credit for such missed billing period based on an average of usage for the prior three (3) months for such Premises. Reseller shall pay all sales, use, gross receipts, excise, access, bypass or other local, state and federal taxes or charges, however designated, imposed on or based upon the provision, sale or use of the Services (excluding taxes on TCG's net income). Such taxes shall be separately stated on the applicable invoice. Upon proof of tax exemption certification from Reseller, the total amount billed to Reseller will not include any taxes due from the Customer. In such event, Reseller will be solely responsible for the computation, tracking, reporting and payment of all sales, use, gross receipts, excise, access, bypass or other local, state and federal taxes or charges, however designated, imposed on or based upon the provision, sale or use of the Services (excluding taxes on TCG's net income). Reseller shall also collect and remit any charges, surcharges, taxes, etc., however designated, as required by any governmental or quasi-governmental authority, including by way of illustration but not by way of limitation, E 9-1-1 surcharges.

     3.2.1. Non-recurring charges per DN shall be waived by TCG, for an initial six (6) month period, when Reseller either: (i) executes a Service Supplement(s) for provision of TCG Services to a Premises in which Reseller has already been providing telecommunications services prior to executing such Service Supplement(s) with TCG; or (ii) enters into an agreement with the owner of an existing building or MDU for the provision of TCG Services to residents of such existing building or MDU.

     3.3 CREDIT. TCG may perform an evaluation of Reseller's credit if there is a material change in Reseller's creditworthiness and it is determined by TCG to be reasonably necessary as a condition to providing services hereunder, and may impose a cash deposit (in an amount not to exceed the average total monthly billings to Reseller over the preceding three (3) month period) as security for payment. A "material change" in Reseller's creditworthiness shall mean a negative movement in Reseller's bond rating of equal to, or greater than, two
(2) rating levels according to Standard & Poor's Bond Rating Index, or if Reseller is in arrears in its payments hereunder for good faith nondisputed amounts for two (2) consecutive months and Reseller has failed to pay such sums for more than ten (10) days after written notice of such failure from TCG.

     Customers' creditworthiness is the sole responsibility of Reseller. Reseller shall make all payments required hereunder regardless of whether Customer makes payment to Reseller.

                                   ARTICLE 4
                         TERM OF AGREEMENT; TERMINATION

     4.1. EFFECTIVE DATE; RENEWAL. This Agreement shall become effective upon the Effective Date and shall remain in effect for a period of six (6) years unless otherwise terminated in accordance herewith. Unless notice is given as provided herein, this Agreement automatically shall be renewed for successive periods of two (2) years. In no event shall the minimum term of any Service Supplement be less than twenty-four (24) months. The terms and conditions of this Agreement shall apply to any

Schedule C that remains unexpired after the end of the term.

     4.2. TERMINATION EVENTS.

     4.2.1 TERMINATION BY AGREEMENT. This Agreement shall be terminable by either Party at the end of the initial or then-current renewal term upon written notice given at least ninety (90) days prior to the end of the then-current term. In the event that this Agreement is not renewed or Reseller does not give TCG ninety (90) days written notice of its intent not to renew prior to the termination date, this Agreement shall continue on a month to month basis. In such event, either Party may terminate this Agreement upon thirty (30) days prior written notice. In the event that TCG continues to provide Service following termination of the term, such Service shall be provided at TCG's then current tariffed residential retail rates or, in the absence of such rates, at a rate determined by the applicable state and/or federal regulatory agency having jurisdiction over the subject matter hereof.

     4.2.2 INSOLVENCY. Either Party may terminate this Agreement or service under any Service Supplement to this Agreement upon thirty (30) days notice to the other Party in the event of: (1) an inability by the other party to pay its debts as they come due, (2) the entering into by the other Party of a composition or other arrangement with its creditors, the appointment of a trustee or receiver, with or without consent, for the other Party of all or any substantial portion of its property, or (3) the filing of a petition for relief by or against the other Party under the Bankruptcy Code or any similar federal or state statute (including moratorium laws); provided, however, that in the case of an involuntary petition, there shall be no right of cancellation hereunder if such Petition is dismissed within sixty (60) days after the filing thereof.

     4.2.3. LOSS OF OPERATING AUTHORITY. Affected Service Supplements to this Agreement shall immediately terminate without notice and without liability or further obligation on the part of either Party to the other if, by Final Order, either Party loses its authority to provide the Services contemplated hereunder, or if such authority is suspended or not renewed; provided, however, in such event, both Parties shall do all that is within their lawful ability to prevent loss of operating authority and termination of Service without notice to the other Party or Customers and, for the Parties to assist each other in the orderly transfer of Service to another provider (if not TCG).

     If such authority is lost, suspended or not renewed with regard only to a portion of the Services or service areas, then the provisions of this Section
4.2.2 shall only apply with regard to the Services or service area for which authority is lost, suspended or not renewed. The provisions of this Section 4.2.2 shall not be construed to affect or release either party from any obligation to pay for Services provided prior to the automatic termination hereunder.

     4.2.4. GOVERNMENTAL AUTHORIZATIONS. (a) The obligations of TCG to provide the Services is contingent upon its obtaining and retaining at its expense such approvals, consents, governmental authorizations, rights of entry and rights of way, licenses, franchises, certificates, and permits, including those of the FCC and any applicable state regulatory agency, or state, county or municipal or quasi-municipal body ("Authorizations"), as may be required or be deemed necessary by TCG in order to effectuate this Agreement. TCG shall use best efforts to obtain and maintain in effect all such approvals, consents, authorizations, licenses, certificates and permits as may be required to be obtained in order to effectuate this Agreement. TCG shall be entitled to take, and shall have no liability whatsoever for, any action necessary to bring the Services into conformance with any rules, regulations, orders, decisions, or directives, of the FCC and any applicable state regulatory agency, or state, county or municipal or quasi-municipal body and Reseller shall fully cooperate in and take such action as may be requested by TCG to comply with any such rules, regulations, orders, decisions or directives. (b) Reseller shall use best efforts to obtain and maintain in effect all such Authorizations as may be required to permit Reseller to perform its obligations hereunder. (c) In the event that TCG or Reseller is unable to obtain or maintain Authorizations, TCG shall have the right to immediately terminate this Agreement and/or any or all Service Supplements.

     4.2.5.    OTHER EVENTS OF TERMINATION.   If at any time during the term,
all or any significant portion of the fiber optic or other facilities or associated equipment or rights-of-way, easements, license or lands, or the rights thereto, used to provide the Services shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain, TCG shall be entitled to terminate this Agreement or the applicable portions hereof upon written notice to Reseller. If at any time during the term all or any significant portion of the fiber optic or other facilities or associated equipment used to provide the Services shall, in TCG's judgment, become inoperable and beyond economically or technologically feasible repair, TCG shall promptly inform Reseller thereof in writing and TCG shall be entitled to terminate this Agreement or the applicable portions hereof. In the event that such casualty is caused by the willful misconduct or negligence of Reseller or Customer or by Reseller's noncompliance with its obligations under this Agreement, then TCG may perform such repairs at Reseller's expense.

     4.3 EVENTS OF DEFAULT. In addition to any other events of default set forth in this Agreement, the following shall also constitute an event of default hereunder: (i) the failure of Reseller to make any payments due hereunder for a period of ten (10) days after written notice that the date such payment is past due; (ii) the violation by either Party of any material term or provision of this Agreement or the failure of either Party to perform any of its material obligations hereunder for a period of thirty (30) days after written notice and opportunity to cure; (iii) the misapplication or misuse, as provided herein, by Reseller of TCG's Services for a period of thirty (30) days after written notice and opportunity to cure; (iv) a consistently poor payment record such that Reseller is in arrears in its payments hereunder for three (3) or more consecutive months and Reseller fails to cure same within ten (10) days following written notice there of by TCG; (v) any act pursuant to this Agreement and use of the Services that violates applicable federal or state law or regulation or other unlawful act; (vi) the failure of Reseller to abide by the terms of Sections 5.1, 5.2 and 7.4 for a period of thirty (30) days after written notice and opportunity to cure; or (vii) the willful or intentional violation by Reseller of any term or provision of this Agreement which is not cured within thirty (30) days after written notice thereof from TCG. A failure under clause (i) shall not be an event of default if such failure follows a bona fide dispute by such party regarding the applicable payment which such party is working in good faith to resolve within thirty (30) days of the date of TCG's notice or if such failure relates to charges for which the failing party has requested backup data or verification which has not yet been received.

     4.4 REMEDIES IN EVENT OF DEFAULT. Upon the occurrence of an event of default as defined herein, TCG, may at its sole option elect one or more of the following: (i) terminate this Agreement whereupon any amounts due by Reseller to TCG under this Agreement, including TCG's capital expenditures in providing Service to Reseller's Customers hereunder, for which Reseller is obligated pursuant to Section 4.4.2., shall become immediately due; (ii) suspend and/or terminate, pursuant to Section 4.4.1., all or any part of the applicable Services, Service Supplements, this Agreement and/or cutover Customers' Service to TCG; (iv) and/or (iii) pursue any other remedies as may be provided by law or in equity. In the case of a default by TCG under 4.3., Reseller may terminate the obligation of Reseller to resell exclusively TCG's services as provided in
Section 7.3. below, terminate this Agreement, terminate the applicable Service Supplement and/or pursue any other remedies that may be available at law or in equity. Following the expiration or a termination of this Agreement or the Services for any reason, TCG agrees not to interrupt the telephone services then being provided to Reseller's Customers, but instead to participate in an orderly transition of Reseller's Customers form TCG's Services to services provided by Reseller or another provider or, in the case of termination due to Reseller's default, to services provided by TCG directly as provided in Section 4.4.1. Notwithstanding such termination, TCG shall continue to bill for, and Reseller shall continue to be responsible for, all charges for Services provided by TCG during such transition. Reseller shall use all commercially reasonable efforts to hasten the transition of the affected Customers to services being provided by Reseller, another provider or TCG directly as provided in Section 4.4.1. If reasonable under the circumstances, TCG shall be entitled to demand that Reseller establish a security deposit, letter of credit or other reasonable and appropriate mechanism to ensure Reseller's ability to pay for the Services provided by TCG during the transition period.

     4.4.1. In the event (a) TCG terminates this Agreement or any Service Supplement pursuant to Section 4.4 due to a bona fide default by Reseller, and
(b) TCG certifies by written notice to Reseller that applicable law prohibits TCG from discontinuing the Services then being provided by TCG to Reseller's Customers without cause so long as each customer is current in the payment for its services, then Reseller, in its discretion, shall have a period (the "Transition Period") of up to one hundred twenty (120) days from the date of such notice to arrange for services comparable to the Services (or such services as may be required to be provided under applicable law) to be furnished by Reseller directly or another company. TCG and Reseller agree to cause their representatives to meet as soon as possible to attempt to resolve any disputes that may arise concerning TCG's certification. During the Transition Period, TCG shall continue to provide the Services without interruption, and Reseller shall continue to pay for the Services in accordance with this Agreement, including without limitation Sections 4.4 and 6.15 hereof. If Reseller has not arranged for the provision of services to its Customers, comparable to the Services, to be furnished by Reseller or another company by the expiration of the Transition Period and TCG has certified by written notice to Reseller as described in clause (b) above, then, upon written request by TCG, (1) Reseller shall send written notice to its Customers directing them to make further payments for the Services directly to TCG, (2) Reseller shall cooperate with TCG in the cutover of each Customer's Service to TCG, and (3) TCG may enter into direct contracts with Reseller's Customers and bill such Customers directly, with no compensation being due Reseller therefor. Reseller shall:

     (i) cooperate with TCG to enable TCG to bill and collect payment from Customers for Services, especially including Resale Services;

    (ii) promptly release to TCG Customer billing, customer Service, maintenance and repair records and any other records or information needed by TCG to provide Service to and bill and collect payment from Customers for Services, especially Resale Services;

    (iii) cooperate with TCG to achieve, in TCG's sole discretion, a smooth and orderly transfer of the Customer relationship and a cutover of Service from Reseller to TCG or termination of Service to Customers;

    (iv) use reasonable efforts to assign to TCG, at no cost or expense to TCG, the benefit of any license agreements, leases, or other rights to enter into the Building and place equipment and facilities therein and to provide Services therein, and any other right necessary or desirable for TCG to provide uninterrupted Service to Customers; and

    (v) promptly release to TCG any and all records and tapes constituting, evidencing, bearing upon or related to cable and pair numbers, and necessary information concerning in house cable wiring, the Building cable management system, and the equipment and facilities between the Point of Demarcation and the Customers' Residences, and any other information necessary or desirable for TCG to provide uninterrupted Service to Customers.

    4.4.2. In the event that TCG constructs upon mutual agreement of the parties additional network in order to reach the Point of Demarcation, wherever located and such mutual agreement includes Reseller's agreement to reimburse TCG for the cost of constructing such additional network, and in the event that Reseller defaults hereunder, then Reseller shall reimburse TCG the cost of constructing such additional network, to the extent that such cost has not been recovered by TCG through payments from Reseller prior to such default, which cost shall include but not limited to materials, equipment and facilities, engineering and legal fees, employee time, consulting fees, subcontractors costs, right of way acquisition, building entry fees, municipal, county or state franchise or other related fees.

    4.5. SPECIFIC PERFORMANCE. The parties shall have the right to enforce the provisions of this Article 4 by obtaining an injunction or specific performance from any court of competent jurisdiction. Additionally, if either party willfully breaches any material term of this Article 4, whether or not TCG exercises its option to terminate this Agreement, the other party shall be entitled to recover reasonable attorneys' fees, costs and expenses in redressing such breach. The provisions of this Section 4.5 shall survive termination of this Agreement.

     4.6. ALTERNATIVE REMEDIES. The remedies set forth in this Article 4 are cumulative and in addition to, and not in limitation of, other remedies available at law or in equity. None of the remedies specified in this Article 4 for any default or breach of this Agreement shall be exclusive.

                                   ARTICLE 5
                              MARKETING STANDARDS

     5.1. TRADE NAMES AND TRADEMARKS. All trade names, trademarks and service marks owned or employed by a Party or any subsidiary or affiliate of that Party, used or employed in the Party's business operation, shall remain the sole and exclusive property of that Party, or such subsidiary or affiliate, and such trade names, trademarks and service marks shall not be used by the other Party without the prior written consent of the Party or such subsidiary or affiliate. Each Party shall immediately discontinue any unauthorized use of the other Party's marks and names upon demand and shall discontinue all use of the other party's marks and names upon termination hereof.

     5.2. ADVERTISING. TCG shall establish standards for all advertising, promotional, and Customer training materials used or distributed by Reseller which both relate to the Services and refer to TCG. Reseller may refer to itself as an authorized Reseller of TCG Services whenever it refers to the Services in promotional, advertising, or other materials. In addition, Reseller shall provide to TCG for its prior review and written approval which shall not be unreasonably withheld or delayed, drafts of all promotional, advertising or similar materials or activity (i) that refers to TCG, (ii) that TCG has not approved, and (iii) using or displaying TCG's name or referring to Reseller as an authorized distributor of TCG Services. Such review and standards will be limited to factual matters pertaining to Services furnished by TCG and use of TCG's marks and name. Reseller agrees to change or correct, at Reseller's expense, any such material or activity which TCG, in its reasonable sole judgment, determines to be inaccurate, misleading or otherwise objectionable.

     5.3 MANAGERIAL TRAINING. If requested by Reseller, TCG shall provide managerial, operational and customer service training, sales techniques and marketing strategies regarding its Services at a TCG designated training center. Such managerial training will be provided by TCG at Reseller's cost. Such cost shall be mutually agreed-upon by the Parties.

     5.3.1. If Reseller requests training at a location other than a TCG designated training center, then the reasonable expenses for TCG's instructors, Reseller's managerial and sales employees who obtain training hereunder shall be paid by Reseller. Expenses shall include, but not be limited to: air fare (or other travel expense); lodging; meals; local transportation to TCG's training site; and incidental reasonable expenses.

     5.4. CUSTOMER SERVICE. Reseller shall be responsible to take Customer orders for service, disconnection, maintenance, repair, and to respond to Customer calls. Reseller shall be the primary point of customer contact for all Customer service ordering activities and repair calls. Reseller shall ensure that its Customer Service Representatives ("CSRs") are trained and/or experienced in customer service for telephone customers. Reseller's CSRs shall be trained to accurately answer common customer questions such as the procedure to take a telephone off call forwarding, the procedure to remove a telephone from call block, etc. Reseller shall train the CSRs in troubleshooting in order to minimize unnecessary repair or maintenance calls.

                                   ARTICLE 6
                        OPERATING DUTIES OF THE PARTIES

     6.1. CUSTOMER SUBSCRIPTION AND SERVICE. TCG shall provide and Reseller shall use TCG's pre-printed service order forms and procedures to ensure the timely and accurate implementation of new service requests. Such applications shall then be forwarded by Reseller to TCG within no more than three (3) Business Days after execution. In ordering the Services, Reseller agrees to comply with all of TCG's customer service procedures regarding TCG's Services hereunder.

     6.2. RESELLER'S REPRESENTATIONS; CONTRACTS. Reseller shall make no representations, warranties, promises understandings, or agreements concerning TCG or TCG's Services not approved in advance by TCG. Reseller may represent itself as a reseller of TCG's Services.

     6.3. CONDUCT OF RESELLER. In performing this Agreement, each Party shall:

     (a) conduct itself in an honest, professional, and ethical manner and comply with all applicable statutes, ordinances, and regulations; and

     (b) do nothing which would tend to discredit, dishonor, reflect adversely upon or in any manner injure the reputation of the other Party; and

     (c) employ only personnel who they determine are fully qualified through education and experience to perform their duties; and

     (d) deal directly with, and only with those personnel designated by the other Party personnel for all purposes and with regard to all matters that arise hereunder. The subject personnel will be designated by each Party upon the execution of this Agreement.

     6.4 ACCESS TO SITE. As a condition of TCG providing Services hereunder, Reseller shall arrange access by TCG to any of the rights-of-way, conduit and equipment space, buildings and telephone rooms at the Point of Demarcation, the Customer premises and in any other space so that TCG's authorized personnel, employees, or agents may install, repair, maintain, inspect, replace or remove any and all facilities and associated equipment provided by TCG for the sole purpose of providing Services to Reseller at a Premises, or otherwise removing TCG's facilities and/or equipment pursuant to this Agreement. Reseller acknowledges that it may be necessary to provide such access on a twenty-four
(24) hour, seven (7) day a week basis.

     6.5. PROVISION OF SAFE PLACE TO WORK. Reseller shall provide a safe place to work which complies with all laws and regulations regarding the working conditions along the rights-of-way and in the equipment space at the Point of Demarcation, the Customer premises and in any other space, at which TCG authorized personnel, employees, or agents may be installing, inspecting, maintaining, replacing, repairing or removing fiber optic and electrical cable or any other facilities or equipment.

     6.6  PROVISION OF EQUIPMENT SPACE, CONDUIT, AND ELECTRICAL POWER.
Reseller shall provide the necessary equipment space, conduit, electrical power and suitable environmental conditions required to provide the Services, as specified by TCG, at the Point of Demarcation and/or in each Building and Residence, as applicable, without charge or cost to TCG. Reseller shall bear the risk of any loss or damage to TCG's facilities, equipment or wiring located in any equipment space or conduit, Reseller facilities, Point at Demarcation, MDU, Building or Residence in which Services are rendered, including building laterals, except to the extent that such loss or damage is caused by TCG's gross negligence or wilful misconduct. Reseller shall be responsible for ensuring that the equipment, wiring, space and associated facilities, conduit and rights-of-way are protected against fire, theft, vandalism or other casualty, and that the use thereof complies with the applicable laws, rules and regulations and with all applicable lease or other contractual agreements.

     6.7. MOVES, ADDS AND CHANGES. Upon receipt of written notice from Reseller, TCG will add, delete or change locations or features of specific telephone lines or station equipment. TCG shall charge Reseller at its current rates for such service.

    6.8. RESELLER EQUIPMENT CAPABILITY. Subject to any applicable rules and regulations of the FCC and any state public utilities commission or other applicable regulatory agency or any state, county or municipal or quasi-municipal body, Reseller hereby agrees that it will submit to TCG a complete manufacturer's specification sheet for each item of equipment that is not provided by TCG and which may be attached to TCG's facilities. TCG shall have the right to disapprove the use of any such item of equipment if such item is incompatible with TCG's facilities. Reseller represents and warrants that no such equipment shall be incompatible with TCG's equipment.

    6.9. RELATIONSHIP OF THE PARTIES. Upon agreement by Reseller to provide Service to a Customer, the Customer shall become a customer of Reseller and not TCG. Reseller shall provide said Service to such Customer and shall be responsible for billing and collection of any associated deposits and charges for such Service from the Customer, including third party collections. In the event Customer payment is delinquent or becomes bad debt, Reseller shall remain responsible for payment for Service until such time as the Customer is lawfully disconnected or terminated. Requests by Reseller to TCG to disconnect or otherwise limit Service to a Customer shall be in writing to TCG. Reseller shall be solely responsible for notifying the Customer of the proposed disconnection or limitation of Service. In the event Reseller subsequently requests re-connection of a disconnected Customer, the installation charges set forth in Schedule D will apply. Reseller shall not direct Customers to TCG for Service ordering, repair, maintenance, moves, adds and changes, or otherwise.

    6.10 OTHER CARRIERS. TCG shall have no responsibility with respect to billing, charges or disputes related to services used by Reseller or Reseller's Customer which are not included in the Services herein including, without limitation, any local, regional and long distance services not offered by TCG. Reseller shall be fully responsible for the payment of any bills for such services, including, as applicable, third party billing, E911 and 911 and Telecommunications Relay Services (TRS) as well as any other charges of a similar nature, and for the resolution of any disputes or discrepancies with the service provider.

    6.11. RESELLER'S FURTHER RESPONSIBILITIES. Except as otherwise provided in a Service Supplement, Reseller shall do the following:

    (a) Provide customer service representative functions including first level trouble-shooting of Customer problems from the telephone set and feature use to and including the subscriber line carrier, digital loop carrier or access node (for MDUs), and associated DACS if applicable.

(b)  Perform Customer billing and collection.

(c) Negotiate sales, take orders, analyze and design service proposals for prospective Customers, and coordinate with TCG as appropriate and necessary.

(d) Provide access to intra-Building and inter-Building risers, conduit and wiring in accordance with Section 6.4 and 6.6.

(e) Make only such representations concerning the functions, capabilities, characteristics, design, installation date or availability of any TCG Service as have been agreed upon by Reseller and TCG in Schedule A, B and C.

(f) Maintain documents, records and customer information supporting the initial and ongoing sales of Services, or changes in Services.

(g) Cooperate fully in the collection, compilation and maintenance of data required to be reported by TCG pursuant to any federal or state statute, regulation or order.

(h) Immediately inform TCG in the event of any Service outage of which it is aware. In addition, Reseller agrees that it shall give TCG immediate notice in the event that a Customer reports an outage to Reseller. Reseller's failure to provide such notice will not prejudice Reseller's rights herein.

(i) Not use the Services in any manner that is unlawful or that jeopardizes TCG's authority to do business or its certification as a local exchange carrier or equivalent.

(j) Reseller agrees to abide by the terms and conditions of the 9-1-1 Agreement attached as Schedule H, and incorporated herein by reference as if the same were set forth herein in full at this place.

(k)  Not to use TCG's facilities provided hereunder to provide video services.

(l) Not to use the Services provided hereunder to provide Service to commercial customers, except as specifically permitted herein. Reseller represents and warrants that it will provide Services only to Customers as defined herein.

     (m) Provide to TCG a detailed forecast which will include, but shall not be limited to, long distance and calling features. Forecast additional projects with penetration rates and anticipated timing for turnup.

     (n)  Register a tariff with the relevant state Public Service Commission
     (PSC) or Public Utility Commission (PUC), as required by law or regulation.

     (o) Reseller shall not intentionally disturb or interfere with TCG's equipment or facilities used in connection with TCG Services.

     6.12 TCG RESPONSIBILITIES. Except as otherwise provided in a Service Supplement, TCG shall do the following:

     (a) Process Reseller's Service orders and maintenance requests in a prompt and efficient manner.

     (b) In accordance with TCG's applicable tariffs and Service Supplements, install, maintain and support the Services as provided in this Agreement, but TCG shall have no responsibility for or liability in connection with any other services or products sold by Reseller.

     (c) Provide Services that meet or exceed applicable telecommunications industry standards.

     6.13 Neither TCG or Reseller shall sell, lease, license or otherwise transfer any compilation of telephone numbers, lists or databases, except as expressly allowed and provided for herein.

     6.14 NXX CODES. Subject to the availability of adequate capacity in TCG's serving central office, Reseller may obtain from the appropriate code administrator one or more central office ("NXX") codes from which DNs assigned to Reseller's Customers are to be selected. In the event that Reseller elects to obtain one or more such codes, TCG shall open the code(s) and permit the code(s) to reside in TCG's central office at no charge to Reseller. Such code(s) shall be used exclusively to serve Reseller's customers, and, provided that numbers are available, DNs assigned to Reseller's Customers residing within the rate center associated with any such code shall be drawn from the pool of numbers within the code. Reseller shall be responsible for obtaining any such codes. Neither TCG or Reseller shall sell, lease, license or otherwise transfer any compilation of telephone numbers, lists or databases, except as expressly allowed and provided for herein.

     6.15 COOPERATIVE TRANSITION. In the event this Agreement is terminated for any reason, including but not limited to the occurrence of an act of default by Reseller, and upon any other discontinuation of Services by TCG to any Premises, both Parties shall, in accordance with Sections 4.4. and 4.4.1., exercise reasonable efforts to effect an efficient and orderly transition that will enable either Reseller to itself provide or retain another service provider to provide, or, as provided in Section 4.4.1, for TCG to directly provide, without interruption or degradation, services that are comparable to the Services then being furnished to Reseller's Customers under this Agreement at all affected Premises. During any such transition, both Parties shall continue to be bound by all provisions of this Agreement, except for forecasting requirements and similar obligations that are rendered unnecessary or superfluous. Furthermore, if requested by Reseller, TCG agrees to provide, where available and as required by law, number portability services, at Reseller's cost, as necessary to enable Reseller's Customers to retain their assigned telephone numbers during and after such transition. TCG shall port such numbers using such methods as prescribed by applicable law.

                                   ARTICLE 7
                         LIABILITY AND INDEMNIFICATION

     7.1  RESELLER AN INDEPENDENT CONTRACTOR.     This Agreement designates
Reseller a non-exclusive independent contractor only and not TCG's general or special agent and does not create a joint venture or confer any status, power or authority upon Reseller other than as expressly set forth herein. The scope of Reseller's authority is specifically limited to the minimum authority necessary to perform the duties accepted pursuant to this Agreement and Reseller shall, to the maximum extent not inconsistent with the provisions hereof, control the means, details, manner and method of its performance hereunder. Reseller shall make no representations as to the policies and procedures of TCG other than as specifically authorized by TCG and shall be liable for any misrepresentations made by Reseller with regard to the Services.

     7.2  RESELLER'S EMPLOYEES.    All persons employed by Reseller to perform
Reseller's duties under this Agreement are the employees and agents of Reseller and are not employees or agents of TCG. Reseller shall be solely responsible for the acts and omissions of its employees and agents and shall have sole responsibility for their supervision, direction and control. Reseller shall comply with all applicable laws regarding withholding and payment of all income taxes, social security taxes, unemployment insurance and workmen's compensation and disability benefits as well as those regarding equal employment opportunities and safety of the work place insofar as such concerns the subject matter hereof.

     7.3. RIGHT TO CONDUCT OTHER BUSINESS EXCLUSIVELY. This Agreement shall not in any way limit TCG's power and right to contract with other Persons concerning the subject matter hereof on such terms as TCG sees fit even though such Persons, as a result, compete with Reseller. During the term of this Agreement, and any applicable Service Supplement, Reseller shall resell TCG's Services exclusively, excluding Resale Services, to any MDU or Building in which Reseller provides local telecommunications services in the metropolitan areas in which Reseller is providing TCG's Services to a Premises pursuant to this Agreement. The preceding sentence shall not apply to any MDU or Building which is now or hereafter subject to a telephone resale agreement with a LEC other than TCG which existed when Reseller commenced providing its services to such MDU or Building as the result of a merger or acquisition. In exchange for this exclusive right, TCG shall not, during the term of this Agreement and any applicable Service Supplement, knowingly sell any of its local telecommunications services directly to Customers within the Premises except as otherwise provided for in this Agreement under Section 4.4.1. Further, TCG shall not knowingly sell any of its Services directly to any MDU listed in
Schedule I, attached hereto, for a period of twelve (12) months from the date hereof. However, TCG shall have no liability to Reseller whatsoever if other resellers or entities supplied by TCG compete with Reseller in the designated areas set forth in Section 2.1. Reseller acknowledges and agrees that designating TCG as its exclusive carrier is a material inducement to enter into this Agreement. If TCG is unable to provide any of the Services pursuant to a Service Supplement, which Services Reseller had previously forecasted in Schedule E at least six (6) months prior to the desired service date, then Reseller shall have the option of serving such MDU or Building using services of another provider.

If Reseller in good faith determines that it is cost prohibitive to connect an MDU or Building to the closest available point of connection to TCG's network using Reseller's facilities or an extension of TCG's network or the use of Resale Services exceeds $3.47 per DS-0, then Reseller shall notify TCG of same and TCG shall waive Reseller's obligation to resell exclusively TCG's Services with respect to the applicable MDU or Building. TCG shall respond to Reseller's notice to TCG within ten (10) days, failing which TCG shall be deemed to have elected to waive Reseller's obligation to resell exclusively TCG's Services to such MDU or Building.

     7.4. TCG EMPLOYEES. All persons employed by TCG to perform TCG's duties under this Agreement are the employees and agents of TCG and are not employees or agents of Reseller. TCG shall be solely responsible for the acts and omissions of its employees and agents and shall have sole responsibility for their supervision, direction and control. TCG shall comply with all applicable laws regarding withholding and payment of all income taxes, social security taxes, unemployment insurance and workmen's compensation and disability benefits as well as those regarding equal employment opportunities and safety of the work place insofar as such concerns the subject matter hereof.

     The parties agree that the purpose and effect of this Agreement is to increase competition in the telecommunication services market, and to facilitate Reseller's entry thereto. To aid Reseller in such competition, pursuant to Section 5.3 hereof, each party will obtain access to certain of the other party's confidential information and trade secrets, including systems procedures, customer relations practices, buying patterns and other information acquired or developed by such party. Each party also will obtain access to the other party's employees who have such information. Accordingly, a confidential relationship will exist hereunder between TCG and Reseller. Each party thus agrees that to use its position of confidence with the other to obtain such other party's employees would be unfair. In view thereof, each party agrees that for the term of this Agreement and for a period of one (1) year thereafter, should such party hire any of the other party's employees, it will reimburse such other party for the reasonable cost of recruiting and training replacement employees estimated to be at least $25,000, and will not appropriate, either directly or through said employees, such party's customer lists or other confidential information not already known to the party.

     7.4.1 Reseller agrees and stipulates that access to TCG's employees enhances Reseller's ability to compete in the telecommunication services market, that the provisions of this Section 7.4 are not designed to exclude, and will not exclude, competition from the telecommunication services market, and that said provisions are both reasonably necessary and the least restrictive means for TCG to protect its legitimate interests in encouraging more competition at the retail level.

     7.5 INSURANCE. The parties shall, at their sole expense, be insured at all times during the term of this Agreement under a comprehensive liability insurance policy against claims for bodily and personal injury, death, and property damage caused by or occurring in conjunction with the Parties' activities hereunder. Such insurance coverage shall be maintained under one or more policies of insurance issued by insurance companies qualified to do business in the states where the parties perform their duties hereunder, and shall be in amounts not less than One Million Dollars ($1,000,000) per occurrence for bodily and personal injury and death, Five Hundred Thousand Dollars ($500,000) per occurrence for property damage, and Five Hundred Thousand Dollars ($500,000) per occurrence for general liability arising out of the respective Parties' conduct hereunder. The Parties shall also provide endorsements for contractual liability. Each Party shall provide to the other Party not less than thirty (30) days prior written notice of any modification, cancellation, or non-renewal thereof.

     7.6  INDEMNIFICATION.

     (a) Reseller will indemnify and hold harmless TCG, its Affiliates and all officers, directors, employees, stockholders, partners and agents of TCG from and against any and all claims, actions, damages, losses, liabilities, penalties and expenses (collectively "Losses") occasioned by:

     (i) The installation, maintenance or operation of Reseller's provided equipment;

     (ii) Any material breach by Reseller of any obligation or covenant under this Agreement;

     (iii) Any failure of any material representation or warranty made by Reseller herein to be true in any material respect as of the date made or deemed made;

     (iv) Losses of third parties, including patrons or Customers of Reseller, arising out of, resulting from, or related to use, misuse of the Services, or arising from, or related to the installation, maintenance or repair of equipment and facilities on Reseller's or Customer's side of the Point of Demarcation;

     (v) Losses for libel, slander, invasion of privacy, or infringement of copyright or trademark arising from any communication using the Services;

     (vi) Losses for patent infringement arising from Reseller's combining or using the fiber optic facilities and equipment furnished pursuant to this Agreement in connection or in combination with facilities or equipment not furnished by TCG; and

     (vii) All other Losses arising out of any act or omission of Reseller, or Customers or patrons of Reseller, in connection with the Services made available to Reseller pursuant to this Agreement.

     (b) TCG will indemnify and hold harmless Reseller, its Affiliates and all officers, directors, employees, stockholders, partners and agents of TCG from and against any and all claims, actions, damages, losses, liabilities, penalties and expenses (collectively "Losses") occasioned by:

     (i) The installation, maintenance or operation of TCG's provided equipment;

     (ii) Any material breach by TCG of any obligation or covenant under this Agreement;

     (iii) Any failure of any material representation or warranty made by TCG herein to be true in any material respect as of the date made or deemed made;

     (c) Reseller and TCG agree to defend and hold the other harmless against any such Losses and to pay, without limitation, all litigation costs, expenses, reasonable attorney's fees and court costs, settlement payments, and any damages awarded or resulting from any such Losses.

     7.7 SURVIVAL. The provisions of this Section 7 shall survive the termination of this Agreement.

     7.8 QUALITY OF SERVICE. TCG will make every reasonable effort to provide continuous and uninterrupted Service hereunder in accordance with generally applicable industry standards and shall provide such Service in accordance with the standards set forth in the Service Level Program attached in Schedule G; provided, however,

     EXCEPT FOR ANY EXPRESS WARRANTIES STATED IN THIS AGREEMENT, TCG DISCLAIMS ALL WARRANTIES INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS AND OF FITNESS FOR A PARTICULAR PURPOSE, WHETHER SUCH WARRANTIES ARE MADE BEFORE OR AFTER THE EXECUTION HEREOF. THE CREDIT ALLOWANCES PROVIDED FOR HEREIN ARE IN LIEU OF ALL OBLIGATIONS OR LIABILITIES ON THE PART OF TCG FOR DAMAGES INCLUDING, BUT NOT LIMITED TO, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF TCG'S SERVICE. IN NO EVENT SHALL TCG BE LIABLE TO RESELLER OR CUSTOMER FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF TCG'S PERFORMANCE UNDER THIS AGREEMENT. IT IS EXPRESSLY UNDERSTOOD THAT THE SOLE REMEDY OF RESELLER OR CUSTOMER FOR BREACH OF THIS AGREEMENT BY TCG OR FOR ANY DAMAGE TO RESELLER OR OTHER PERSONS CLAIMED TO HAVE RESULTED FROM RESELLER'S RESALE TO TCG'S SERVICES HEREUNDER OR FROM THE USE OF TCG'S SERVICE IS CREDITS FOR SERVICE OUTAGES.

     7.9 CREDIT ALLOWANCES. A per Directory Number credit allowance, as set forth below, will be given upon the written request of Reseller for any person during which any Directory Number subscribed to hereunder and/or, if applicable, TCG provided station equipment attached thereto experiences a Service

Outage, except as specified below. A "Service Outage" is defined as a failure of any TCG service component that results in distortion, delay, noise, loss of signal, or other defect in transmission that materially diminishes the quality of service below generally accepted standards, or in a complete loss of call origination and/or receipt capability. Credit allowances, if any, shall be deducted from the charges payable hereunder and shall be expressly indicated on the next bill to Reseller. A Service Outage begins when Reseller reports such condition to TCG or TCG discovers same. A Service Outage ends when the Service is restored.

     (a) Credit Allowances do not apply to Service Outages (i) caused or contributed to by Reseller, Customer or any other LEC, IXC, carrier or service provider or other third party; (ii) due to failure of power or equipment not provided by TCG; (iii) during any period in which TCG is not given access to the areas required to be provided by Reseller as stated in
     Section 2.10 and Section 6.4, the Building or Residence; and (iv) failures resulting from the activities or negligence of other telecommunications carriers or service providers; (v) failure of facilities or equipment of third party telecommunications carriers or service providers carrying Customers traffic; and (vi) due to scheduled maintenance and repair, agreed to in advance by the Parties.

     (b) Service Outages of twenty-four (24) Hours or Less for Services. TCG shall grant Reseller credit for Service Outages of twenty-four (24) hours or less, contingent upon the condition stated in the preceding paragraph according to the following schedule:


Length of Service Outage                               Credit (Recurring Charge)
------------------------                               ------
Less than 30 min                                       None
30 min - 2 hr 59 min                                   1/10 of a day
3 hr - 5 hr 59 min                                     1/5 of a day
6 hr - 8 hr 59 min                                     2/5 of a day
9 hr - 11 hr 59 min                                    3/5 of a day
12 hr - 14 hr 59 min                                   4/5 of a day
15 hr - 23 hr 59 min                                   One day


     Two or more Service Outages of the same type to the same line/equipment of two (2) hours or more during any one twenty-four (24) hour period shall be treated as one interruption. In no event shall such credits for any one line/equipment exceed one day's fixed recurring charges for such line/equipment in any twenty-four (24) hour period.

     (c) Service Outages Over twenty-four (24) Hours. For Service Outages of greater that twenty-four (24) hours, TCG will grant Reseller a credit of 1/5 day for each three (3) hour period or fraction thereof. No more than twenty-four (24) hours credit will be allowed in any twenty-four (24) hour period.

     7.10. LIMITATION OF LIABILITY.

     (a) Liability for Service Outages. To the extent that all or part or any portion of the Services are unavailable, interrupted, degraded or otherwise unsatisfactory for any reason, TCG's sole and exclusive responsibility and liability shall be to grant credit as set forth in this
     Article 7.

     (b) Liability for Damages to Property. TCG shall not be liable for any damages whatsoever to property resulting from the installation, maintenance, repair or removal of equipment and associated wiring unless and only to the extent that the damage is caused by TCG's willful misconduct or gross negligence.

     (c) Liability for Services and Equipment Not Provided by TCG. TCG shall not be liable for any damages whatsoever associated with service, facilities, or equipment which is not furnished by TCG or for any act or omission of any other entity furnishing service facilities or equipment used for or in conjunction with the Services.

     (d) Liability for Negligence or Fault of Reseller. TCG shall not be liable for any interruptions or damages or losses due to the fault or negligence of Reseller or Reseller provided equipment.

     (e) Liability for Force Majeure Events. Neither Party shall be liable for any damages whatsoever associated with service, facilities or equipment or for any failure of performance due to causes beyond its control, including but not limited to: acts of God, fire, flood or other catastrophes; any law, order regulation, direction, action or request of the United States Government, or of any other government, including state and local governments having or claiming jurisdiction over the other Party or of any department, agency, commission, bureau, corporation, or other instrumentality of any federal, state, or local government, or of any civil or military authority; national emergencies; unavailability of materials or rights-of-way; insurrections; riots; wars; or strikes, lock-outs, work stoppages, or other labor difficulties.

          (i) Notwithstanding the foregoing provisions, in every case the delay or failure to perform must be beyond the control and without the fault or negligence of the

          Party claiming excusable delay.

          (ii) Performance times under this Agreement shall be considered extended for a period of time equivalent to the time lost because of any delay or failure to perform which is excusable hereunder; provided, however, that if any such delay or failure shall, in the aggregate, last for a period of more than thirty (30) days, the Party not relying on the excusable delay or failure, at its option, may terminate this Agreement.

     (f) No Special Damages. Notwithstanding any other provision herein, in no event shall either Party be liable for special, consequential, exemplary, or punitive damages, including lost profits and lost revenue, as a result of its performance or nonperformance of this Agreement.

     7.11. TAXES/SURCHARGES. Reseller shall be solely responsible to collect and pay all applicable local, state and federal taxes, including sales and uses taxes, excise, access, bypass or other local, state and federal taxes or charges imposed based upon the provision, sales or use of the Services provided hereunder or on the sale of third party billing. Reseller also shall pay any applicable gross receipts taxes with regard to said Services, including surcharges. Where applicable, such taxes will be billed by TCG to Reseller and will be separately stated on Reseller's invoice; provided, however, that TCG will not bill to Reseller such taxes as may be exempted by a tax exemption or resale certificate for operations in any state for which Reseller obtains such a certificate. Reseller shall also be solely responsible for the collection of any applicable surcharges, fees or other charges impose by any regulatory agency or court or other governmental or quasi governmental authority, including, but not limited to, a surcharge for the provision of 911/E911 service, and shall remit same to TCG for payment by TCG to the applicable governmental authority.

                                   ARTICLE 8
                                CONFIDENTIALITY

     8.1. PROPRIETARY INFORMATION. During the term of this Agreement and for a period of three (3) years thereafter, the Parties shall retain in confidence, and shall require their directors, officers, employees, consultants, representatives and agents to retain, in confidence, any and all Proprietary Information. The Parties agree that the "Proprietary Information" constitutes trade secrets of the applicable Party and that the disclosure thereof in contravention of this Agreement would constitute an unfair trade practice.

     8.1.1. The Parties shall take effective precautions, contractual and otherwise, reasonably calculated to prevent unauthorized disclosure or misuse of Proprietary Information by any of their employees or by any other person having access to such information.

     8.1.2. Proprietary Information shall not be deemed to include information which is:

     (a)  already known to the recipient;

     (b) publicly known (or becomes publicly known) without the fault or negligence of the recipient;

     (c) received from a third party without restriction and without breach of this Agreement;

     (d)  independently developed by the recipient;

     (e) furnished to a third party by the Party without a similar restriction on the third party's rights or approved for release by written authorization of that Party; or

     (f) required to be disclosed by law; provided, however, that in the event of a proposed disclosure pursuant to this Section 8.1.2. (g), the Disclosing Party shall give the other Party not less than ten (10) days prior written notice before such disclosure is made.

     8.2 DELIVERY OF DOCUMENTS. Subject to the provisions of Article 5 hereof, all documents, manuals and other written information which constitutes Proprietary Information given to or purchased by a Party during the term of this Agreement shall remain the sole and exclusive property of the producing Party. Within ten (10) business days after termination of this Agreement, the receiving Party shall return to the producing Party (without retaining copies thereof) any and all Proprietary Information obtained from the producing Party in connection with the transactions contemplated by this Agreement.

     8.3 DISCLOSURE OF TERMS OF AGREEMENT. Neither Party hereto shall disclose the terms and conditions of this Agreement to any Person or entity without the prior written consent of the other Party or as required by law.

                                   ARTICLE  9
                                 MISCELLANEOUS

     9.1 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives, successors, and assigns; provided, however, that neither party may assign or otherwise transfer its rights, or delegate its duties hereunder, except with the other party's prior written consent. Notwithstanding the above, either Party may, without the other's consent, assign any rights, privileges, or obligations under this Agreement to:

     (a) any subsidiary, affiliate or parent company; or

     (b) any firm, corporation, or entity which such Party controls, is controlled by, or is under common control with; or

     (c) any partnership in which it has a majority interest; or

     (d) to any entity which succeeds to all or substantially all of its assets whether by merger, sale or otherwise.

     9.2. NOTICES. All notices pursuant to this Agreement shall be in writing and shall be sent by overnight mail.

     If to TCG:               TCG
                              (at an address indicated on each Service
                              Supplement)

     and a copy to:           Teleport Communications Group Inc.
                              One Teleport Drive, Suite 301
                              Staten Island, New York 10311
                              Attn: General Counsel

     If to Reseller:          TVMax Telecommunications, Inc.
                              1111 W. Mockingbird Lane, Suite 1000
                              Dallas, Texas 75247
                              Attn: Vice President - Engineering

     and copy to:             TVMax Telecommunications, Inc.
                              1111 W. Mockingbird Lane, Suite 1000
                              Dallas, Texas 75247
                              Attn: Vice President - Legal Dept.

     9.3. INTEGRATION.   This Agreement represents the entire agreement and
understanding between TCG and Reseller as to the subject matter hereof. No waiver, alteration, or modification of any of the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representative of the Party against which enforcement of such waiver, alteration, or modification is sought.

     9.4. SAVINGS CLAUSE.   If any term, covenant, condition of this Agreement
or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant, or condition of the Agreement shall be valid and be enforced to the fullest extent permitted by law.

    9.4.1. All obligations and duties which by their nature extend beyond the expiration or termination of this Agreement shall survive and remain in effect beyond any expiration or termination.

    9.5. APPLICABLE LAW. This Agreement shall be governed by the laws of the state in which the Services are provided.

    9.6. REGULATORY APPROVAL. This Agreement shall be subject to and governed by any applicable state and federal regulatory agencies having jurisdiction over the subject matter hereof. Should any approval or authority be required for any acts, duties or obligations to be performed hereunder, the Parties will cooperate in securing the same.

    9.7. TITLE. Except as to its use for the Services, neither Party shall have, nor shall it assert, any right, title or interest in any of the fiber optic or other facilities and associated equipment provided by the other Party.

    9.8. AUTHORITY TO CONTRACT. The parties warrant that they have full authority to enter into this Agreement and that such action has been duly authorized in accordance with their respective articles of incorporation, by-laws or other applicable organizational documents and procedures. The individuals executing this Agreement on behalf of the Parties further warrant that they have the full power and authority to bind their respective entities to the terms hereof and have been duly authorized to do so in accordance with their respective corporate or other organizational documents and procedures.

    9.9. CAPTIONS; SECTIONS. Captions contained herein are inserted only as a matter of convenience and in no way define, limit, or extend the scope or intent of any provision hereof. Use of the term "Article" shall include the entire subject Article and all its subsections where the context requires. Use of the term "Section" shall include the entire subject Section and all its subsections where the context requires.

    9.10. INDEPENDENT BUSINESS JUDGMENT. That Parties hereby acknowledge and agree that they are independent businesses sufficiently sophisticated to exercise and are exercising their own business judgment. The Parties hereby further acknowledge and agree that the Parties have made no recommendations or representations regarding any aspect of the other Party's business including, but not limited to, any representations with regard to such Party's profits therefrom.

    9.11. WAIVER. Failure or delay on the part of either Party to exercise any right, power or privilege hereunder shall not operate as a waiver thereof. A waiver of one obligation hereunder shall not operate as a waiver of any other obligation. Waiver by TCG or Reseller of a breach of any provision of this Agreement by the other Party shall not operate or be construed as a waiver of any subsequent breach by the other Party.

     9.12. EXECUTION. This Agreement may be executed in counterparts and each of such counterparts shall, for all purposes, be deemed to be an original but altogether only one (1) Agreement.

     9.13. EFFECTIVENESS. RESELLER MAY NOT ORDER SERVICE UNDER THIS AGREEMENT UNTIL RESELLER AND TCG SHALL HAVE FIRST ENTERED INTO AN AGREEMENT FOR THE PROVISION OF 9-1-1/E-9-1-1 SERVICE SUBSTANTIALLY IN THE FORM ATTACHED AS SCHEDULE H. THIS AGREEMENT IS VOIDABLE BY TCG IN ITS SOLE DISCRETION FOR FAILURE OF THE PARTIES TO SO ENTER INTO A 9-1-1/E-9-1-1 SERVICE AGREEMENT.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


TELEPORT COMMUNICATIONS                      TVMAX TELECOMMUNICATIONS,
GROUP INC.                                   INC.

By:                                          By: /s/ THOMAS P. WATS
   --------------------------                   ----------------------------
Title:                                       Title: VP Eng/IT
      -----------------------                      -------------------------
Date:                                        Date: 29 May 1998
     ------------------------                     --------------------------



Approved as to form
Legal Department
Dated: May 14, 1998 - GC

                 CUSTOMIZED SERVICES AGREEMENT    DATE: 5/29/98
                              BETWEEN TCG AND OPTEL
          SCHEDULE A - LISTING OF SWITCHED TELECOMMUNICATIONS SERVICES


I.   ORDER ENTRY, PROVISIONING AND MOVES, ADDS AND CHANGES (MAC)

II.  LOCAL BASIC SERVICE -

     A.   Directory Number (DN) - the Telephone Number (NPA-NXX-xxxx)
     B.   Dial Tone with Tone Dialing (DTMF Dialing)
     C. Voice Grade Local Service - Origination and termination using the TCG Network
     D.   Access to:
          1)   Emergency Services including 911/E-911;
          2)   Local and Interexchange Operator Services;
          3)   Local and Interexchange Directory Assistance Services; and
          4)   IntraLATA, InterLATA and International Calling Services.
     E.   Blocking/Unblocking Options (at the option of Optel):
              (1)  Block/Unblock International (01);
              (2)  Block/Unblock International (011);
              (3)  Block/Unblock Alaska, Canada, Caribbean, Hawaii and/or
                   Mexico;
              (4)  Block/Unblock Toll;
              (5)  Block/Unblock Directory Assistance;
              (6)  Block/Unblock Operator Assistance;
              (7)  Block/Unblock 900, 976, and/or 900-like exchanges.
              (8)  Block/Unblock Collect Calls
              (9)  block/Unblock Third Party Calls
     F.   Calling Record File Format - See Schedule G.


III. BASIC CALLING FEATURES - See Schedule B for listing and definitions, see Schedule D for pricing.

IV. ENHANCED CALLING FEATURES - See Schedule B for listing and definitions, see Schedule D for pricing.

V. VALUE ADDED CALLING FEATURES - See Schedule B for listing and definitions, see Schedule D for pricing.

VI.  ANCILLARY SERVICES/CLEC SERVICES -
     1.   911/E911
     2.   Local Operator Assistance (OA)
     3.   Local Directory Assistance (DA)
     4. Private Branding of Local Operator Assistance and Local Directory Assistance

                  CUSTOMIZED SERVICES AGREEMENT     DATE: 5/29/98
                             BETWEEN TCG AND OPTEL
          SCHEDULE A - LISTING OF SWITCHED TELECOMMUNICATIONS SERVICES



VI.   ANCILLARY SERVICES/CLEC SERVICES (CONTINUED)

      5.  Directory Listings
      6.  Directory Listing Coordination
      7.  Directory Distribution
      8.  LIDB Management
      9.  CARE Management
      10. CLEC to CLEC Trunking
      11. CLEC to ICO Trunking
      12. Choke Point Trunking
      13. IXC Carrier Meet Point Trunking
      14. Intercept and Referral Announcements

VII.  OTHER NETWORK FACILITIES OR ELEMENTS

VIII. USAGE/MOU RATES - Local, extended local, intraLATA toll.

IX.   CUSTOMER SERVICE CENTER INQUIRY AND TROUBLE CALLS

X.    PRICING PROGRAMS

XI.   OTHER

                  CUSTOMIZED SERVICES AGREEMENT  DATE: 5/28/98
                             BETWEEN TCG AND OPTEL
                 SCHEDULE B - CALLING FEATURES AND DEFINITIONS

I.   CALLING FEATURES

A)   BASIC CALLING FEATURES ALL SWITCHES

     1.   CALL FORWARDING BUSY
     2.   CALL FORWARDING DON'T ANSWER
     3.   CALL FORWARDING VARIABLE
     4.   CALL FORWARDING BUSY FOR VOICE MAIL
     5.   CALL FORWARDING DON'T ANSWER FOR VOICE MAIL
     6.   CALL FORWARDING ON CALL WAITING FOR VOICE MAIL
     7.   CALL WAITING
     8.   CANCEL CALL WAITING
     9.   SPEED CALLING - 8 NUMBERS          -
     10.  SPEED CALLING - 30 NUMBERS
     11.  MULTI DISTINCTIVE RINGING
     12.  THREE WAY CALLING
     13.  STUTTER DIAL TONE FOR VOICE MAIL
     14.  VISUAL MESSAGE WAITING FOR VOICE MAIL

     ENHANCED CALLING FEATURES

     1.   RETURN CALL (*69)
     2.   CALLING NUMBER DELIVERY (CALLER ID)
     3.   CALLING NUMBER DELIVERY BLOCK (*67)
     4.   CUSTOMER ORIGINATED CALL TRACE (*57)
     5.   PER LINE BLOCK (LINE NUMBER BLOCK in definitions)
     6.   REPEAT DIALING (*66)
     7.   SELECTIVE CALL ACCEPTANCE
     8.   SELECTIVE CALL FORWARDING (*63)
     9.   SELECTIVE CALL REJECTION (*60)
     10.  SELECTIVE DISTINCTIVE ALERT (*61)
     11.  RETURN CALL, 2ND LEVEL ACTIVATION
     12.  CALLING NAME DELIVERY
     13.  CALL WAITING I.D. - AFTER CALL WAITING
     14.  LINE NUMBER UNBLOCK (UNBLOCK)(*82)
     15.  LONG DISTANCE ALERT (*49)
     16.  NON-RETURN OF PRIVATE CALLS
     17.  REMOTE ACTIVATION OF CALL FORWARDING
     18.  UNIDENTIFIED CALL REJECTION (*77)

     VALUE ADDED CALLING FEATURES

     1.   VOICE MAIL - "Basic Call Answering" - COS 100
     2.   VOICE MAIL - "Extended Call Answering" - COS 200
     3.   VOICE MAIL - "Deluxe Call Answering" - COS 300
     4.   VOICE MAIL - "Deluxe Multi Call Answering" - COS 400

II.  BASIC, ENHANCED AND VALUE ADDED CALLING FEATURE DEFINITIONS

                  CUSTOMIZED SERVICES AGREEMENT DATE: 5/28/98
                             BETWEEN TCG AND OPTEL
                 SCHEDULE B - CALLING FEATURES AND DEFINITIONS

This list of definitions has been compiled from information from TCG's switch vendors, Lucent and Nortel. The list is intended to give the Reseller a brief overview of the feature. The words "subscriber" or "end-user" refer to the person using the comcast end-user services.

CALL FORWARDING BUSY -
     A form of call forwarding by which a subscriber programs his or her telephone so that incoming calls are forwarded to another telephone number if the called number is already on line with another call.

CALL FORWARDING DON'T ANSWER -
     A form of call forwarding by which a subscriber programs his or her telephone so that incoming calls are forwarded to another telephone number if the called number does not answer in a predetermined number of rings.

CALL FORWARDING VARIABLE -
     Allows a subscriber to program his or her telephone so that incoming calls are forwarded to another telephone number.

CALL FORWARDING BUSY FOR VOICE MAIL -
     A form of call forwarding by which a subscriber programs his or her telephone so that incoming calls are forwarded to a voice mail box if the called number is already on line with another call thus indicating a busy signal.

CALL FORWARDING DON'T ANSWER FOR VOICE MAIL -
     A form of call forwarding by which a subscriber programs his or her telephone so that incoming calls are forwarded to a voice mail box if the called number does not answer in a predetermined number of rings.

CALL FORWARDING ON CALL WAITING FOR VOICE MAIL -
     Allows a subscriber to program her telephone so that incoming calls, not answered using the Call Waiting feature, are forwarded to a voice mail box.

CALL WAITING -
     The subscriber, already involved in a call, receives a tone that another incoming call is waiting to be answered. The called party, hearing the call-waiting tone during the existing conversation, can choose to flash the hookswitch and connect to the incoming call.

CANCEL CALL WAITING (*70) -

                  CUSTOMIZED SERVICES AGREEMENT  DATE: 5/28/98
                             BETWEEN TCG AND OPTEL
                 SCHEDULE B - CALLING FEATURES AND DEFINITIONS

     The subscriber enters a code to disable the Call Waiting feature so that he receives no tone during a conversation with another party.

CALL WAITING I.D. -
     Allows the called party to see the number of an incoming call while on with another call.

CALLING NAME DELIVERY -
     Allows the called party to see the name of the calling party.

CALLING NUMBER DELIVERY (CALLER ID) -
     Allows the called party to see the telephone number of the calling party.

CALLING NUMBER DELIVERY BLOCK (*67) -
     Allows the party placing a call to block his or her number from being sent to the called party. This feature needs to be activated before each call by dialing *67.

CUSTOMER ORIGINATED CALL TRACE (*57) -
     Allows a subscriber to initiated a trace on an incoming "nuisance" call by dialing *57.

LINE NUMBER UNBLOCK (*82 UNBLOCK) -
     Allows the party placing an outgoing call, who to have his or her telephone number sent. This feature needs to be activated before the call is placed by dialing *82.

LONG DISTANCE ALERT -
     Alerts the subscriber to an incoming long distance call. This is done through a distinctive ring when the subscriber's telephone is not being used and through a distinctive tone when a telephone is off-hook with a call in progress.

MULTI DISTINCTIVE RINGING -
     Allows more than one directory number to terminate on a telephone line and telephone set. Each directory number has a distinctive ringing sequence.

NON-RETURN OF PRIVATE CALLS -
     Prevents a subscriber from activating Return Call.

PER LINE BLOCK (LINE NUMBER BLOCK) -
     Allows the party placing outgoing calls to always block his or her telephone line number from being sent. (Need to use the *82 Unblock feature to unblock, i.e., allowing the system to send the caller's number for the called party).

                 CUSTOMIZED SERVICES AGREEMENT   DATE: 5/28/98
                             BETWEEN TCG AND OPTEL
                 SCHEDULE B - CALLING FEATURES AND DEFINITIONS


REMOTE ACTIVATION CALL FORWARDING -

     Allows a subscriber to call forward his or her directory number to another directory number from a remote location.

REPEAT DIALING (*66) -

     Allows a subscriber to continually redial the last number he or she originates despite whether the original call was completed or not by dialing *66.

RETURN CALL (*69)

     Allows the subscriber to make an outgoing call to the last number that called the subscriber by dialing *69.

RETURN CALL, SECOND LEVEL ACTIVATION -

     This feature is an enhancement to Return Call. The subscriber hears an audible announcement of the last number that called. He/she may then call the number.

SELECTIVE CALL ACCEPTANCE -

     Allows the subscriber to create a list of telephone numbers. Incoming calls from these numbers are accepted. All other calls are forwarded to an announcement.

SELECTIVE CALL FORWARDING (*63) -

     Allows a subscriber to establish a list of telephone numbers. Incoming calls from these numbers may be forwarded to another number by dialing *63 instead of being completed at the subscriber's telephone number. All other calls are completed as usual.

SELECTIVE CALL REJECTION (*60) -

     Allows the subscriber to create a list of telephone numbers. Incoming calls from these numbers are forwarded to an announcement by dialing *60. All other calls are accepted.

SELECTIVE DISTINCTIVE ALERT (*61) -

     Allows a subscriber to create a list of telephone numbers. Incoming calls from these telephone numbers ring in a distinctive sequence.

SPEED CALLING 8 NUMBERS -

     Allows a subscriber to preprogram up to eight telephone numbers and then access these with the simple touch of one digit on his or her telephone set.



SPEED CALLING 30 NUMBERS -

                  CUSTOMIZED SERVICES AGREEMENT DATE: 5/28/98
                             BETWEEN TCG AND OPTEL
                 SCHEDULE B - CALLING FEATURES AND DEFINITIONS


     Allows a subscriber to preprogram up to thirty telephone numbers and then access these with the simple touch of two digits on his or her telephone set.

THREE WAY CALLING -
     Allows a subscriber to conference in a third person to an existing call so all three people can speak together in the same conversation.

UNIDENTIFIED CALL REJECTION -
     Allows a subscriber to block incoming calls from callers who have marked their calls "private."

VALUE ADDED FEATURES
VOICE MAIL - "Basic Call Answering - COS 100
     Allows a subscriber to have unanswered incoming calls stored as audible messages that he or she can retrieve at a later time either locally or from a remote location. TCG "Basic - Residential" includes fifteen (15) message storage, two (2) minute maximum message length, one (1) minute greeting length, fourteen (14) day message retention, Message Waiting, Call Forwarding Busy, and Call Forwarding Don't Answer.

VOICE MAIL - Extended Call Answering - COS 200
     Allows a subscriber to have unanswered incoming calls stored as audible messages that he or she can retrieve at a later time either locally or from a remote location. TCG "Extended Call Answering - COS 200" includes thirty
     (30) message storage, four (4) minute maximum message length, one and one half (1.5) minute greeting length, thirty-one (31) day message retention, Message Waiting, Call Forwarding Busy, and Call Forwarding Don't Answer.

VOICE MAIL - Deluxe Call Answering - COS 300
     Allows a subscriber to have unanswered incoming calls stored as audible messages that he or she can retrieve at a later time either locally or from a remote location. TCG "Deluxe Call Answering - COS 300" includes forty-five (45) message storage, four (4) minute maximum message length, two (2) minute greeting length, thirty-one (31) day message retention, Message Waiting, Call Forwarding Busy, and Call Forwarding Don't Answer, Paging and Reminders.

VOICE MAIL - Deluxe Multi Call Answering - COS 400
     Allows a subscriber to have unanswered incoming calls stored as audible messages that he or she can retrieve at a later time either locally or from a remote location. TCG "Deluxe Multi Call Answering - COS 400" includes forty-five (45) message storage, four (4) minute maximum message length, two (2) minute greeting length, thirty-one (31) day

                  CUSTOMIZED SERVICES AGREEMENT  DATE: 5/28/98
                             BETWEEN TCG AND OPTEL
                 SCHEDULE B - CALLING FEATURES AND DEFINITIONS

     message retention, Message Waiting, Call Forwarding Busy, and Call Forwarding Don't Answer, Paging, Reminders and Sub-Mail Boxes.

STUTTER DIAL TONE for Voice Mail -
     Triggered by the integrated Voice Mail system, the subscriber hears an interrupted dial tone when picking up the handset indicating a message is waiting in his or her Voice Mail box. This feature is used when the telephone set does not have a message waiting lamp or when the remote digital loop carrier does not support a message waiting lamp.

VISUAL MESSAGE WAITING for Voice Mail -
     Triggered by the integrated Voice Mail system, this feature lights a lamp on the subscriber's "message waiting ready" telephone set when the digital loop carrier supports a message waiting lamp in a TCG "standard DLC/CB configuration."

---------------------------------------------------------------------------------------------
FEATURE             BASIC CALL          EXTENDED       DELUXE CALL         DELUXE -
                    ANSWERING             CALL         ANSWERING          MULTI CALL
                                        ANSWERING                         ANSWERING
                     COS 100             COS 200        COS 300            COS 400
=============================================================================================
MESSAGES STORED        15                  30             45                 45
=============================================================================================
MESSAGE LENGTH      2 minutes           4 minutes      5 minutes           5 minutes
=============================================================================================
GREETING LENGTH     1 minute            1.5 minute     2 minutes           2 minutes
=============================================================================================
MESSAGE RETENTION   14 days             31 days        31 days             31 days
=============================================================================================
MESSAGE WAITING     Provided            Provided       Provided            Provided
=============================================================================================
CALL FORWARDING     Provided            Provided       Provided            Provided
BUSY / NO ANSWER
=============================================================================================
PAGING              ----                ----           Provided*           Provided*
=============================================================================================
SUB MAIL BOXES      ----                ----           ----                Provided
=============================================================================================
REMINDER            One                 One            One                 One
---------------------------------------------------------------------------------------------

*    Paging:   This features's slightly higher cost includes the cost of the out going calls for paging.


                                                CUSTOMIZED SERVICES AGREEMENT
                                               BETWEEN TCG __________ AND OPTEL
                                 SCHEDULE C - SERVICE SUPPLEMENT # ______________  PAGE 1 OF 3
-----------------------------------------------------------------------------------------------------------------------------------
                                                 CUSTOMER BILLING INFORMATION
===================================================================================================================================

Company Name:                                                              Contact Name:
-----------------------------------------------------------------------------------------------------------------------------------
Address 1:                                                                 Phone Number:
-----------------------------------------------------------------------------------------------------------------------------------
Address 2:                                                                 Pager:                        Fax:
-----------------------------------------------------------------------------------------------------------------------------------
City/State/Zip:                                                            Purchase Order Number (PON):
===================================================================================================================================
                                                    SERVICE INFORMATION
===================================================================================================================================
Requested Service Date (MM/DD/YY): _ _/ _ _/ _ _                 Numbers [ ] TCG's NPA - NXXs  [ ] Reseller's NPA - NXXs
-----------------------------------------------------------------------------------------------------------------------------------
Required Quantity of DNs:                    Number Block(s) Assigned (if TCG #s):
-----------------------------------------------------------------------------------------------------------------------------------
Rate Center Name:                            ILEC NPA - NXX:     -         NPA - NXX:     -
-----------------------------------------------------------------------------------------------------------------------------------
New NXX Required ? [ ] Yes  [ ] No      CLEC Status ? [ ] Yes OCN Number _ _ _ _  [ ] No       STS ? [ ] Yes  [ ] No
===================================================================================================================================
                                   SERVICE LOCATION INFORMATION (TERMINATION POINTS)
===================================================================================================================================
     FROM:     TCG LOCATION POINT                                TO:  POINT OF DEMARCATION
===================================================================================================================================
Location Name:                                                   Location Name:
-----------------------------------------------------------------------------------------------------------------------------------
Address:                                                         Address:
-----------------------------------------------------------------------------------------------------------------------------------
City/State/Zip:                                                  City/State/Zip:
-----------------------------------------------------------------------------------------------------------------------------------
NPA/NXX:                                                         NPA/NXX
===================================================================================================================================
                                                    PROJECT INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
[ ] MDU Project
-----------------------------------------------------------------------------------------------------------------------------------
Project / Area Name:
-----------------------------------------------------------------------------------------------------------------------------------
Address:                                If Multiple Buildings, Addresses:
-----------------------------------------------------------------------------------------------------------------------------------
City/State/Zip:
-----------------------------------------------------------------------------------------------------------------------------------
Other:
-----------------------------------------------------------------------------------------------------------------------------------
                                                    CONTACT INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
Initiator Name:                    Phone:                   Pager:                   Fax:
-----------------------------------------------------------------------------------------------------------------------------------
Design Engineer:                   Phone:                   Pager:                   Fax:
-----------------------------------------------------------------------------------------------------------------------------------
Tech At Demarc Point:              Phone:                   Pager:                   Fax:
-----------------------------------------------------------------------------------------------------------------------------------
Tech At TCG Point:                 Phone:                   Pager:                   Fax:
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            CUSTOMIZED SERVICES AGREEMENT
                                      BETWEEN TCG ___________________ AND OPTEL
                   SCHEDULE C - SERVICE SUPPLEMENT # ___________________________________ PAGE 2 OF 3
---------------------------------------------------------------------------------------------------------------------
                                               BAN AND OTHER CHARGES
---------------------------------------------------------------------------------------------------------------------
RESELLER'S BILLING ACCOUNT NUMBER (BAN): ________________-________________  (Note: The project BAN must be identified for correct accounting and billing of these services-especially-if this order expands existing service for an MDU or
HFC project.)
=====================================================================================================================
Other Network Elements provided by TCG (if applicable):       Other Network Element Charges and USOCs:
---------------------------------------------------------------------------------------------------------------------
                                                              $ _________________________    USOC: ________________
---------------------------------------------------------------------------------------------------------------------
                                                              $ _________________________    USOC: ________________
---------------------------------------------------------------------------------------------------------------------
                                                              $ _________________________    USOC: ________________
=====================================================================================================================
                                     TECHNICAL INFORMATION - PROJECT SPECIFIC
---------------------------------------------------------------------------------------------------------------------
Remote Terminal's CLLI: ______________________       Remote Terminal's Site Name: _____________________________
---------------------------------------------------------------------------------------------------------------------
[ ] TR-303                                        Ultimate Remote Terminal Site Size:   [ ] 672   [ ] 1344   [ ] 2048
---------------------------------------------------------------------------------------------------------------------
DLC Manufacturer:                Model Name:                 Model Number:
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Planned Concentration Level at DLC:  Concentration Ratio of DNs to Time Slots DN:TS (e.g., 3:1):
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Planned use TCG Central Office Interface:   Concentration Ratio ______________________ (e.g., 1:1, 2:1)
---------------------------------------------------------------------------------------------------------------------
DSI Framing/Formatting (check only one):   [ ] SF/AMI       [ ] ESF / AMI      [ ]  SF / B8ZS        [ ] ESF / B8ZS
---------------------------------------------------------------------------------------------------------------------
DSI Termination:  [ ] DB15        [ ] SmartJack Type II Default      [ ] DSX-1 Type I Default     [ ] RJ48X
---------------------------------------------------------------------------------------------------------------------
DSI Terminating Room Name:                                    DS1 Terminating Room Telephone Number:
---------------------------------------------------------------------------------------------------------------------
Requested Quantity of DS-1s: ___  Required Quantity of Interface Groups to Start: ___  Ultimate Quantity of DS-1s: ___

EOC (Channel 12) assigned to: 1st DS-1 (Primary)             Secondary EOC (Channel 12) assigned to: 2nd DS-1
TMC (Channel 24) assigned to: 1st DS-1 (Primary)             Secondary TMC (Channel 24) assigned to: 2nd DS-1
---------------------------------------------------------------------------------------------------------------------
                                             TCG RESPONSE INFORMATION
---------------------------------------------------------------------------------------------------------------------
Type of Switch Interface:    [ ] IDCU for 5ESS            [ ] SMA for DMS         [ ] ESMA-2 for DMS
---------------------------------------------------------------------------------------------------------------------
Switch IDT/RT Information:   [ ] Lucent 5ESS  Switch Mod#(3) __ __ __   IDCU#(2) __ __    Remote#(2) __ __
                             [ ] Nortel DMS   Site Name(4) __ __ __ __  Frame#(2) __ __  Unit # __
                             [ ] CRV: __ __ __ __
---------------------------------------------------------------------------------------------------------------------
TCG Completion Date: ___________________________________
---------------------------------------------------------------------------------------------------------------------
TCG/Reseller Test Date: ________________________________________
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                             CUSTOMIZED SERVICES AGREEMENT
                                        Between TCG _________________ and OpTel
                           SCHEDULE C - SERVICE SUPPLEMENT  #__________________ Page 3 of 3
----------------------------------------------------------------------------------------------------------------------
                                          SWITCH AND DLC TESTING INFORMATION
----------------------------------------------------------------------------------------------------------------------
Verify operation of EOC Primary:   [ ] Yes        Verify operation of EOC Secondary: [ ] Yes
----------------------------------------------------------------------------------------------------------------------
Verify operation of TMC Primary:   [ ] Yes        Verify operation of TMC Secondary: [ ] Yes
----------------------------------------------------------------------------------------------------------------------
Verify alarm operation over EOC Channel:  Primary:     [ ] Critical        [ ] Major
----------------------------------------------------------------------------------------------------------------------
Verify alarm operation over EOC Channel:  Secondary:   [ ] Critical        [ ] Major
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                 OTHER SWITCH INFORMATION (IF APPLICABLE IN THIS ORDER)
----------------------------------------------------------------------------------------------------------------------
Billed Number Screening: [ ] Block Collect Calls   [ ] Block 3rd Party Calls    [ ] Allow Collect and 3rd Party Calls
----------------------------------------------------------------------------------------------------------------------
InterLATA PIC Selection: [ ] ATT   [ ] MCI   [ ] Sprint   [ ] Worldcom/LDDS   [ ] Other ______  [ ] No PIC
----------------------------------------------------------------------------------------------------------------------
[ ] Allow All Calls/Block No Calls
----------------------------------------------------------------------------------------------------------------------
[ ] Block International Operator Access (01+)     [ ] Block International Direct Dial Access (011+)
----------------------------------------------------------------------------------------------------------------------
[ ] Block Alaska    [ ] Block Canada    [ ] Block Caribbean     [ ] Block Hawaii    [ ] Block Mexico
----------------------------------------------------------------------------------------------------------------------
[ ] Block Operator (0+)       [ ] Block Operator (0-)       [ ] Block Directory Assistance (411 and 555)
----------------------------------------------------------------------------------------------------------------------
[ ] Block All 900 Calls (InterLATA)     [ ] Block 976 Calls (InterLATA)    [ ] Block Other 900 Like Exchanges
----------------------------------------------------------------------------------------------------------------------
                                                    AUTHORIZATIONS
----------------------------------------------------------------------------------------------------------------------
This Schedule C is a Service Supplement as defined in the Customized Services Agreement dated _____/_____/, 19____, entered into between the parties and is subject to all terms and conditions thereof. The term for this Service
Supplement is ______ months.
----------------------------------------------------------------------------------------------------------------------
                    OPTEL                                             TCG _____________________________
----------------------------------------------------------------------------------------------------------------------
Signature:                                                Signature:
----------------------------------------------------------------------------------------------------------------------
Print Name:                                               Print Name:
----------------------------------------------------------------------------------------------------------------------
Title:                                                    Title:
----------------------------------------------------------------------------------------------------------------------
Date:                                                     Date;
----------------------------------------------------------------------------------------------------------------------
                                                 FOR TCG INTERNAL USE
----------------------------------------------------------------------------------------------------------------------
TCG  ASR Number:                                         TCG Account Manager:
----------------------------------------------------------------------------------------------------------------------
TCG Billing Account Number (BAN):                        Account Manager ID#:
----------------------------------------------------------------------------------------------------------------------
TCG Secondary Account Number (SAN):                      Phone #:                         Pager #:
----------------------------------------------------------------------------------------------------------------------

                   CUSTOMIZED SERVICES AGREEMENT Date 5/29/98
                             BETWEEN TCG AND OPTEL


                                   SCHEDULE D

                     PRICE ELEMENTS AND RATES FOR SWITCHED
                          TELECOMMUNICATIONS SERVICES


                                      ***

          (MATERIAL DENOTED BY *** HAS BEEN SEPARATELY FILED WITH THE
           COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIALITY)

                 CUSTOMIZED SERVICES AGREEMENT   DATE: 5/29/98

                             BETWEEN TCG AND OPTEL

               SCHEDULE E - LINE, FACILITY AND FEATURES FORECAST
                    BY REMOTE TERMINAL/DIGITAL LOOP CARRIER

I. FORECAST - This forecast, shown below in Table 1, provides TCG engineering personnel information for network development and planning purposes. This form is submitted by OpTel to the TCG Residential Services' Project Manager by the twenty-fifth of each month for each existing or planned OpTel provided RT/DLC.

Project Name/Number of the RT/DLC: ___________________
City: ____________________    Address:___________________________________

-----------------------------------------------------------------------------------------------------------------------------------
               TABLE 1                            NOW       PLAN        GAIN         3Q98      4Q98      1Q99      2Q99
                                                                                     GAIN      GAIN      GAIN      GAIN
-----------------------------------------------------------------------------------------------------------------------------------
NETWORK ACCESS LINES                              -         -             -            -        -         -         -
-----------------------------------------------------------------------------------------------------------------------------------
                    RESIDENCE
-----------------------------------------------------------------------------------------------------------------------------------
                    BUSINESS
-----------------------------------------------------------------------------------------------------------------------------------
                    TOTAL NETWORK ACCESS LINES
-----------------------------------------------------------------------------------------------------------------------------------
                              TOTAL DNs
-----------------------------------------------------------------------------------------------------------------------------------
TR-303                                            -         -             -            -        -         -         -
-----------------------------------------------------------------------------------------------------------------------------------
               IG GROUP #1
-----------------------------------------------------------------------------------------------------------------------------------
              DS-1 GROUP #1
-----------------------------------------------------------------------------------------------------------------------------------
            CCS/NALs GROUP #1
-----------------------------------------------------------------------------------------------------------------------------------
       CONCENTRATIONS PER IG GROUP #1
-----------------------------------------------------------------------------------------------------------------------------------
               IG GROUP #2
-----------------------------------------------------------------------------------------------------------------------------------
              DS-1 GROUP #2
-----------------------------------------------------------------------------------------------------------------------------------
            CCS/NALs GROUP #2
-----------------------------------------------------------------------------------------------------------------------------------
       CONCENTRATIONS PER IG GROUP #1
-----------------------------------------------------------------------------------------------------------------------------------
BASIC FEATURES -                                  -         -             -            -        -         -         -
-----------------------------------------------------------------------------------------------------------------------------------
CALL FWDING BUSY
-----------------------------------------------------------------------------------------------------------------------------------
CALL FWDING DON'T ANSWER
-----------------------------------------------------------------------------------------------------------------------------------
CALL FORWARDING VARIABLE
-----------------------------------------------------------------------------------------------------------------------------------
CALL FWDING BUSY FOR VM
-----------------------------------------------------------------------------------------------------------------------------------

                 CUSTOMIZED SERVICES AGREEMENT    DATE: 5/29/98

                             BETWEEN TCG AND OPTEL

               SCHEDULE E - LINE, FACILITY AND FEATURES FORECAST
                    BY REMOTE TERMINAL/DIGITAL LOOP CARRIER

-----------------------------------------------------------------------------------------
CALL FWDING DON'T ANS WER for VM
-----------------------------------------------------------------------------------------
CALL FWDING ON CALL WAITING for VM
-----------------------------------------------------------------------------------------
CALL WAITING
-----------------------------------------------------------------------------------------
CANCEL CALL WAITING
-----------------------------------------------------------------------------------------
SPEED CALLING - 8 NUMBERS
-----------------------------------------------------------------------------------------
SPEED CALLING - 30 NUMBERS
-----------------------------------------------------------------------------------------
THREE WAY CALLING
-----------------------------------------------------------------------------------------
MULTI DISTINCTIVE RINGING
-----------------------------------------------------------------------------------------
STUTTER DIAL TONE FOR VM
-----------------------------------------------------------------------------------------
VISUAL MESSAGE WAITING FOR VM
-----------------------------------------------------------------------------------------
ENHANCED FEATURES                        --     --     --     --     --     --     --
-----------------------------------------------------------------------------------------
AUTOMATIC RECALL
-----------------------------------------------------------------------------------------
CALL NUMBER DELIVERY BLOCK
-----------------------------------------------------------------------------------------
CALLING NUMBER DELIVERY
-----------------------------------------------------------------------------------------
CUSTOMER ORIGINATED CALL TRACE
-----------------------------------------------------------------------------------------
PER LINE BLOCK (LINE NUMBER BLOCK
IN DEFINITIONS)
-----------------------------------------------------------------------------------------
REPEAT DIALING
-----------------------------------------------------------------------------------------
SELECTIVE CALL ACCEPTANCE
-----------------------------------------------------------------------------------------
SELECTIVE CALL FORWARDING
-----------------------------------------------------------------------------------------
SELECTIVE CALL REJECTION
-----------------------------------------------------------------------------------------
SELECTIVE DISTINCTIVE ALERT
-----------------------------------------------------------------------------------------
AUTOMATIC RECALL, 2ND LEVEL
ACTIVATION
-----------------------------------------------------------------------------------------
CALLING NAME DELIVERY
-----------------------------------------------------------------------------------------
CALL WAITING I.D.
-----------------------------------------------------------------------------------------
LINE NUMBER UNBLOCK (*82 UNBLOCK)
-----------------------------------------------------------------------------------------

                CUSTOMIZED SERVICES AGREEMENT     DATE: 5/29/98
                             BETWEEN TCG AND OPTEL
               SCHEDULE E - LINE, FACILITY AND FEATURES FORECAST
                    BY REMOTE TERMINAL/DIGITAL LOOP CARRIER



----------------------------------------------------------------------------------------------
LONG DISTANCE ALERT
----------------------------------------------------------------------------------------------
NON-RETURN OF PRIVATE CALLS
----------------------------------------------------------------------------------------------
REMOTE ACTIVATION OF CALL FWDING
----------------------------------------------------------------------------------------------
UNIDENTIFIED CALL REJECTION
----------------------------------------------------------------------------------------------
VALUE ADDED FEATURES                     --     --     --     --     --     --     --     --
----------------------------------------------------------------------------------------------
VM - "BASIC CALL ANSWERING" -COS 100
----------------------------------------------------------------------------------------------
VM - "EXTENDED CALL ANSWERING" -COS 200
----------------------------------------------------------------------------------------------
VM - "DELUXE CALL ANSWERING" -COS 300
----------------------------------------------------------------------------------------------
VM - "DELUXE MULTI CALL ANSWERING" -COS 400
----------------------------------------------------------------------------------------------


NXX CODES

OpTel requires new NXX codes in the following rate centers in the coming quarters.

--------------------------------------------------------------------------------
       RATE CENTER NAME         NXX REQUIRED            TCG'S CURRENT NXX
          AND STATE           IN THE FOLLOWING           CODE(S) FOR THE
                                  QUARTER                  RATE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 CUSTOMIZED SERVICES AGREEMENT    DATE: 5/29/98
                             BETWEEN TCG AND OPTEL
                     SCHEDULE F - CALL RECORD FILE FORMATS




I.   CALL RECORD FILE FORMATS FOR TCG's CENTRAL OFFICE SWITCHES (LUCENT AND
     NORTEL)

     Attached are sample records that TCG will provide to Reseller.

3-30 Structure codes
--------------------------------------------------------------------------------

        STRUCTURE CODE 00625

                   --------------------------------------------------
                   TABLE 3-31
                   STRUCTURE CODE 00625 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date                                  6
                   Timing indicator                      7
                   Study indicator                       8
                   Answer indicator                      9
                   Service observed, traffic sampled     10
                   Operator action                       11
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Overseas indicator                    15
                   Terminating NPA                       16
                   Terminating number 1019               17
                   Answer time                           18
                   Elapsed time                          19
                  *IC/INC prefix                         57
                   Carrier connect date                  6
                   Carrier connect time                  18
                   Elapsed time from carrier connect     19
                   IC/INC call event status              58
                   Trunk group number                    83
                   Routing indicator                     59
                   Dialing indicator                     85
                   ANI indicator                         60
                   --------------------------------------------------

                   CALL CODES: 065, 066, 110, 119, 132, 134, 800-999




--------------------------------------------------------------------------------
297-1001-830 Standard 07.03 March 1994

3-26 Structure codes
--------------------------------------------------------------------------------

        STRUCTURE CODE 00502

                   --------------------------------------------------
                   TABLE 3-26
                   STRUCTURE CODE 00502 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date of answer                        6
                   Answer indicator                      9
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Overseas indicator                    15
                   Terminating NPA                       16
                   Terminating number                    17
                   Connect time                          18
                   Elapsed time                          19
                   WATS band or MBI                      29
                   --------------------------------------------------

                   CALL CODES: 001, 800-999


        STRUCTURE CODE 00503

                   --------------------------------------------------
                   TABLE 3-27
                   STRUCTURE CODE 00503 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date of answer                        6
                   Answer indicator                      9
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Connect time                          18
                   Elapsed time                          19
                   WATS band or MBI                      29
                   --------------------------------------------------

                   CALL CODES: 002, 800-999



--------------------------------------------------------------------------------
297-1001-830 Standard 07.03 March 1994

3-24 Structure codes
--------------------------------------------------------------------------------

        STRUCTURE CODE 00500

                   --------------------------------------------------
                   TABLE 3-24
                   STRUCTURE CODE 00500 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date of answer                        6
                   Answer indicator                      9
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Overseas indicator                    15
                   Terminating NPA                       16
                   Terminating number                    17
                   Connect time                          18
                   Elapsed time                          19
                   --------------------------------------------------

                   CALL CODES: 005, 006, 011, 021, 088, 132, 800-999



--------------------------------------------------------------------------------
297-1001-830 Standard 07.03 March 1994

3-30 Structure codes
--------------------------------------------------------------------------------

        STRUCTURE CODE 00625

                   --------------------------------------------------
                   TABLE 3-31
                   STRUCTURE CODE 00625 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date                                  6
                   Timing indicator                      7
                   Study indicator                       8
                   Answer indicator                      9
                   Service observed, traffic sampled     10
                   Operator action                       11
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Overseas indicator                    15
                   Terminating NPA                       16
                   Terminating number 1019               17
                   Answer time                           18
                   Elapsed time                          19
                  *IC/INC prefix                         57
                   Carrier connect date                  6
                   Carrier connect time                  18
                   Elapsed time from carrier connect     19
                   IC/INC call event status              58
                   Trunk group number                    83
                   Routing indicator                     59
                   Dialing indicator                     85
                   ANI indicator                         60
                   --------------------------------------------------

                   CALL CODES: 065, 066, 110, 119, 132, 134, 800-999




--------------------------------------------------------------------------------
297-1001-830 Standard 07.03 March 1994

3-26 Structure codes
--------------------------------------------------------------------------------

        STRUCTURE CODE 00502

                   --------------------------------------------------
                   TABLE 3-26
                   STRUCTURE CODE 00502 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date of answer                        6
                   Answer indicator                      9
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Overseas indicator                    15
                   Terminating NPA                       16
                   Terminating number                    17
                   Connect time                          18
                   Elapsed time                          19
                   WATS band or MBI                      29
                   --------------------------------------------------

                   CALL CODES: 001, 800-999


        STRUCTURE CODE 00503

                   --------------------------------------------------
                   TABLE 3-27
                   STRUCTURE CODE 00503 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date of answer                        6
                   Answer indicator                      9
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Connect time                          18
                   Elapsed time                          19
                   WATS band or MBI                      29
                   --------------------------------------------------

                   CALL CODES: 002, 800-999



--------------------------------------------------------------------------------
297-1001-830 Standard 07.03 March 1994

3-24 Structure codes
--------------------------------------------------------------------------------

        STRUCTURE CODE 00500

                   --------------------------------------------------
                   TABLE 3-24
                   STRUCTURE CODE 00500 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date of answer                        6
                   Answer indicator                      9
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Overseas indicator                    15
                   Terminating NPA                       16
                   Terminating number                    17
                   Connect time                          18
                   Elapsed time                          19
                   --------------------------------------------------

                   CALL CODES: 005, 006, 011, 021, 088, 132, 800-999



--------------------------------------------------------------------------------
297-1001-830 Standard 07.03 March 1994

3-30 Structure codes
--------------------------------------------------------------------------------

        STRUCTURE CODE 00625

                   --------------------------------------------------
                   TABLE 3-31
                   STRUCTURE CODE 00625 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date                                  6
                   Timing indicator                      7
                   Study indicator                       8
                   Answer indicator                      9
                   Service observed, traffic sampled     10
                   Operator action                       11
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Overseas indicator                    15
                   Terminating NPA                       16
                   Terminating number 1019               17
                   Answer time                           18
                   Elapsed time                          19
                  *IC/INC prefix                         57
                   Carrier connect date                  6
                   Carrier connect time                  18
                   Elapsed time from carrier connect     19
                   IC/INC call event status              58
                   Trunk group number                    83
                   Routing indicator                     59
                   Dialing indicator                     85
                   ANI indicator                         60
                   --------------------------------------------------

                   CALL CODES: 065, 066, 110, 119, 132, 134, 800-999




--------------------------------------------------------------------------------
297-1001-830 Standard 07.03 March 1994

3-26 Structure codes
--------------------------------------------------------------------------------

        STRUCTURE CODE 00502

                   --------------------------------------------------
                   TABLE 3-26
                   STRUCTURE CODE 00502 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date of answer                        6
                   Answer indicator                      9
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Overseas indicator                    15
                   Terminating NPA                       16
                   Terminating number                    17
                   Connect time                          18
                   Elapsed time                          19
                   WATS band or MBI                      29
                   --------------------------------------------------

                   CALL CODES: 001, 800-999


        STRUCTURE CODE 00503

                   --------------------------------------------------
                   TABLE 3-27
                   STRUCTURE CODE 00503 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date of answer                        6
                   Answer indicator                      9
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Connect time                          18
                   Elapsed time                          19
                   WATS band or MBI                      29
                   --------------------------------------------------

                   CALL CODES: 002, 800-999



--------------------------------------------------------------------------------
297-1001-830 Standard 07.03 March 1994

3-24 Structure codes
--------------------------------------------------------------------------------

        STRUCTURE CODE 00500

                   --------------------------------------------------
                   TABLE 3-24
                   STRUCTURE CODE 00500 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date of answer                        6
                   Answer indicator                      9
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Overseas indicator                    15
                   Terminating NPA                       16
                   Terminating number                    17
                   Connect time                          18
                   Elapsed time                          19
                   --------------------------------------------------

                   CALL CODES: 005, 006, 011, 021, 088, 132, 800-999



--------------------------------------------------------------------------------
297-1001-830 Standard 07.03 March 1994

3-30 Structure codes
--------------------------------------------------------------------------------

        STRUCTURE CODE 00625

                   --------------------------------------------------
                   TABLE 3-31
                   STRUCTURE CODE 00625 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date                                  6
                   Timing indicator                      7
                   Study indicator                       8
                   Answer indicator                      9
                   Service observed, traffic sampled     10
                   Operator action                       11
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Overseas indicator                    15
                   Terminating NPA                       16
                   Terminating number 1019               17
                   Answer time                           18
                   Elapsed time                          19
                  *IC/INC prefix                         57
                   Carrier connect date                  6
                   Carrier connect time                  18
                   Elapsed time from carrier connect     19
                   IC/INC call event status              58
                   Trunk group number                    83
                   Routing indicator                     59
                   Dialing indicator                     85
                   ANI indicator                         60
                   --------------------------------------------------

                   CALL CODES: 065, 066, 110, 119, 132, 134, 800-999




--------------------------------------------------------------------------------
297-1001-830 Standard 07.03 March 1994

3-26 Structure codes
--------------------------------------------------------------------------------

        STRUCTURE CODE 00502

                   --------------------------------------------------
                   TABLE 3-26
                   STRUCTURE CODE 00502 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date of answer                        6
                   Answer indicator                      9
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Overseas indicator                    15
                   Terminating NPA                       16
                   Terminating number                    17
                   Connect time                          18
                   Elapsed time                          19
                   WATS band or MBI                      29
                   --------------------------------------------------

                   CALL CODES: 001, 800-999


        STRUCTURE CODE 00503

                   --------------------------------------------------
                   TABLE 3-27
                   STRUCTURE CODE 00503 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date of answer                        6
                   Answer indicator                      9
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Connect time                          18
                   Elapsed time                          19
                   WATS band or MBI                      29
                   --------------------------------------------------

                   CALL CODES: 002, 800-999



--------------------------------------------------------------------------------
297-1001-830 Standard 07.03 March 1994

3-24 Structure codes
--------------------------------------------------------------------------------

        STRUCTURE CODE 00500

                   --------------------------------------------------
                   TABLE 3-24
                   STRUCTURE CODE 00500 FIELDS

                   INFORMATION                           FIELD NUMBER
                   --------------------------------------------------
                   Record descriptor word                000
                   Hexadecimal identifier                00
                   Structure code                        0
                   Call type                             1
                   Sensor type                           2
                   Sensor identification                 3
                   Recording office type                 4
                   Recording office identification       5
                   Date of answer                        6
                   Answer indicator                      9
                   Service feature                       12
                   Originating NPA                       13
                   Originating number                    14
                   Overseas indicator                    15
                   Terminating NPA                       16
                   Terminating number                    17
                   Connect time                          18
                   Elapsed time                          19
                   --------------------------------------------------

                   CALL CODES: 005, 006, 011, 021, 088, 132, 800-999



--------------------------------------------------------------------------------
297-1001-830 Standard 07.03 March 1994

                                                                      SCHEDULE G

                       RESIDENTIAL SERVICE LEVEL PROGRAM
                                    5/29/98

1.0      PURPOSE AND SCOPE OF DOCUMENT

This document titled "Residential Service Level Program" proposes operations specifications for wholesale switched telecommunications services to Resellers for resale to Multiple Dwelling Unit (MDU) projects. The network as defined in this program shall refer to the TCG Network.

2.0      DEFINITIONS

"BUSINESS DAY" means Business Days are Monday through and including Friday and exclude Saturdays, Sundays and the Official Holidays listed below.

"BUSY HOUR" means the continuous one-hour period of the day during which volume of traffic is greater than during any other continuous one-hour period of the same day.

"NETWORK" means the TCG network.

"OBJECTIVES" represent long-term goals which TCG will use reasonable efforts to meet and may become standards in future amendments to this program.

"OFFICIAL HOLIDAYS" are the following:

                 New Year's Day            - January 1
                 Presidents Day            - Varies
                 Memorial Day              - Varies
                 Fourth (4th) of July      - July 4
                 Labor Day                 - Varies
                 Thanksgiving Day          - Varies
                 Day After Thanksgiving    - Friday/ Week Varies
                 Christmas Day             - December 25

"OPTIONS" are criteria which are desirable, but which are not required of TCG.

"ORDER ENTRY DAY" means that part of a "Business Day" up to 2:00 P.M. MST. Orders placed after 2:00 P.M. MST are moved into and will begin to be processed the next available Business Day.

                       RESIDENTIAL SERVICE LEVEL PROGRAM
                                    5/29/98

3.0      RESPONSIVENESS BY THE TCG'S CUSTOMER SERVICE CENTER (CSC)

This section provides a list of objectives related to TCG's CSC's responsiveness.

3.1      RESPONSIVENESS OF TCG'S CSC TO NEW DN SERVICE ORDERS AND DN CHANGE
ORDERS.

The TCG CSC objective is to respond to greater than ninety five (95) percent of all Service Orders and Change Orders placed through the Reseller's system or equivalent, e.g. facsimile, within the same business day when the order is placed before 2 PM MST. This measurement is calculated by dividing the total number of New DN Service Orders and DN Change Orders opened by TCG, during a calendar one-month period, by the total number of New DN Order and DN Change Orders received by TCG during the same calendar one-month period, and multiplying that factor by one hundred (100).

3.2      TRANSMISSION OF SERVICE ORDERS BY RESELLER TO THE TCG CSC

TCG requires that a New DN Service Order be received in the TCG CSC at least three (3) Business Days in advance of the scheduled Customer Desired Due Date ("CDDD"). If a New DN Service Order is submitted to the TCG CSC on a TCG Official Holiday, the order will be processed on the following Business Day in the time frames set forth below.

New DN Service Orders will be handled for database entry by TCG by the end of the Business Day, and completed by TCG within three (3) Business Days if received before 2 P.M. MST.

New DN Service Orders will be provisioned by TCG by the end of the second full Business Day, and completed by TCG within three (3) Business Days if received after 2 P.M. MST.

DN Change Orders, including Disconnect Orders and Suspend Service Orders, will be completed within one Business Day after receipt of the order. (This excludes Move Orders for which the DN must be changed or moved to a new geographic location, which require three (3) Business Days for 911 updates.)

An order must be received by the TCG CSC before 2:00 P.M. MST to be considered submitted on that Business Day. Requests received after 2:00 P.M. MST will be considered submitted on the following Business Day. Business Hours to accept orders for New DN Service Orders and DN Change Orders are Monday through Friday (except for the Holidays previously noted), from 6:00 A.M. to 6:00 P.M. MST. Orders sent outside these times will be opened at the beginning of the next Business Day.

                       RESIDENTIAL SERVICE LEVEL PROGRAM
                                    5/29/98

3.3 NEW DN SERVICE ORDER PROVISIONING - PERCENT OF NEW DN SERVICE ORDERS RECEIVED BEFORE 2:00 P.M. MOUNTAIN TIME PROVISIONED BY THE END OF THE NEXT BUSINESS DAY BY TCG'S CSC

The TCG CSC will provision ninety five (95) percent of all New DN Service Orders submitted by Reseller before 2 P.M. MST by the end of the next Business Day. For the purposes of this Schedule E, a Directory Number (DN)/line is considered "provisioned" when there is dial tone present, the requested features have been provisioned, and the following types of calls can be completed: local, intraLATA, interLATA (long distance), local operator services, long distance operator services, and directory assistance. Provisioning does not include cable and pair assignments at the MDF or IDFs which are the responsibility of Reseller. Such time frame for provisioning is only possible for those DNs for which Reseller has previously ordered the necessary Network (DS-1) facilities. Orders from Reseller for DNs require that the Reseller have previously ordered the necessary network facilities. These network DS-1s will have been ordered in a timely basis by the Reseller from TCG, and such facilities will have been in place and tested before the ordering of any DNs.

This measurement in this Section 3.3 is determined by dividing the total number of New DN Service Orders provisioned in by the end of the next full Business Day after the receipt of a New DN Service Order by 2 P.M. MST, during a calendar one-month period, by the total number of New DN Service Orders provisioned during the same calendar one-month period, and multiplying that factor by one hundred (100).

3.4 NEW DN SERVICE ORDER COMPLETION - PERCENT OF NEW DN SERVICE ORDERS RECEIVED BEFORE 2:00 P.M. MST COMPLETED IN THREE BUSINESS DAYS BY TCG'S CSC

TCG's CSC will complete ninety (90) percent of all New DN Service Orders submitted by Reseller within three (3) Business Days of receipt of the order. A New DN Service Order will not be considered "complete" until the new DN has been entered into all the relevant databases: E911, CARE, LIDB, Directory Assistance, and Directory Listing. TCG requires one (1) full Business Day to verify that the E911 database has been updated. This period may extend to two
(2) days or longer if a longer interval is required by the relevant RBOC to enter updates into the E911 database. RESELLER AGREES IN THE E-911 AGREEMENT THAT THEY SHALL WITHHOLD CUSTOMER TURN UP UNTIL THE ORDER IS COMPLETED AND THE E911 DATABASE HAS BEEN UPDATED. (While TCG commits to provide all information to the responsible and applicable database holders in the above-mentioned time frames, TCG is not responsible for delays by the owner of the applicable database in entering information into their database, except to the extent that TCG itself is the owner or controller of the applicable database(s).) This measurement in this Section 3.4 is calculated by dividing the total number of New DN Service Orders completed in three (3) Business Days after the receipt of a New DN Service

                       RESIDENTIAL SERVICE LEVEL PROGRAM
                                    5/29/98

Order, during a calendar one-month period, by the total number of New DN Service Orders completed in the same calendar one-month period, and multiplying that factor by one-hundred.

3.5 DN CHANGE ORDER COMPLETION - PERCENT COMMITMENT MET BY TCG'S CSC IN ONE BUSINESS DAY BY TCG'S CUSTOMER SERVICE CENTER

TCG Customer Service Center will complete ninety five (95) percent or greater of all DN Change Orders submitted by Reseller within one (1) Business Day of receipt of the order. For the purposes of this Service Level Program, a DN Change Order will be defined as modification to an existing DN/line, the disconnection of a currently installed DN/line, and/or suspension of service on a currently existing DN or line (i.e., a warm disconnect).

This measurement in this Section 3.5 is calculated by dividing the total number of DN Change Orders completed in one (1) full Business Day after the receipt of a DN Change Order, during a calendar one-month period, by the total number of DN Change Orders completed in the same calendar one-month period, and multiplying that factor by one hundred (100).

3.6      DN SERVICE ORDER AND DN CHANGE ORDER - PERCENT COMMITMENT MET BY CSC

TCG's CSC will meet ninety-five (95) percent or greater of DN Service Order and DN Change Order commitments during a calendar one-month period. "Commitment Met" as used in this subsection refers to TCG completing a New DN Service Order or a DN Change Service Order by the Customer Desired Due Date (CDDD). The CDDD is the date requested by Reseller which shall meet the criteria set forth in
Section 3.4 of this Service Level Program for New DN Service Order completion and Section 3.5 of this program for DN Change Order completion.

This measurement in this Section 3.6 is calculated by dividing the number of order Commitments Met in a calendar one-month period by the number of commitments issued in the same calendar one-month period, and multiplying that factor by one-hundred (100).

3.7      EXPEDITING A DN CHANGE ORDER

From time to time, Reseller may request to expedite a DN Change Order for a software feature. A DN Change Order is considered expedited if the CDDD is less than the standard one (1) Business Day for DN Change Orders. Expedited DN Change Orders will be marked on the order accordingly with the requested expedited date. There will be a fee for such services. TCG will have three (3) hours from the time of transmission of the order by Reseller, to respond as to whether or not the expedited order can be completed within the requested time frame. HOWEVER, TCG WILL NOT BE REQUIRED TO EXPEDITE THE PROVISIONING OF A NEW DN SERVICE ORDER IN FEWER THAN THREE (3) BUSINESS DAYS BECAUSE OF THE REQUIREMENTS OF 3.4, I.E., UPDATING OF ANCILLARY DATABASES INCLUDING E-911.

                       RESIDENTIAL SERVICE LEVEL PROGRAM
                                    5/29/98

3.8      SERVICE ORDER PROVISIONING FOR NETWORK DS1S

The minimum interval for the provisioning of Network DS1s where TCG equipment and TCG facilities are in place is four (4) weeks. Where DS1 facilities are not available, this interval may be a minimum of six (6) weeks to twelve (12) weeks, depending upon the circumstances. If TCG facilities are not available, the Parties shall discuss, and mutually agree, to solutions such as Type II service, promptly and in good faith.

3.9      SERVICE LEVEL ACCURACY

TCG's obligations regarding the accuracy of levels of service related to New DN and Changed DN Order entry and provisioning are:

         a) during a calendar one-month period, enter and provision ninety-five
(95) percent of New DN Service Orders and DN Change Orders accurately; and

         b) during a calendar one-month period, limit inadvertent changes applied to a DN to less than four (4) percent of DNs provisioned to Reseller (measured as inadvertent changes as a percentage of total existing DNs).

Reseller's obligation regarding service levels related to New DN Service Orders is:

         a) provide ninety-five (95) percent of required Customer information accurately at the time of the New DN Service Order placement.

4.0      RESPONSIVENESS BY THE TCG'S-NATIONAL MONITORING CENTER

This section provides a list of objectives related to the NMC's responsiveness.

4.1      PERCENT CALLS ANSWERED WITHIN THIRTY (30) SECONDS BY TCG

In a calendar one-month period, TCG shall answer ninety-five (95) percent of all repair calls within thirty (30) seconds. This measurement is calculated by dividing the number of Repair Calls answered by a TCG service representative within thirty (30) seconds in a calendar one-month period, by the total number of repair calls answered in the same calendar one-month period, and multiplying that factor by one hundred (100).

                       RESIDENTIAL SERVICE LEVEL PROGRAM
                                    5/29/98


4.2      PERCENT REPAIR CENTER ACCESSIBILITY

TCG shall take one hundred (100) percent of Reseller repair calls within three
(3) minutes of their placement to TCG. This measurement is based upon the number of calls answered as a percentage of the number of calls attempted. This parameter is calculated by dividing the number of calls answered by TCG by the total number of calls attempted and multiplying by 100.

4.3      PERCENT REPAIR COMMITMENTS MET

This measurement is related to the percentage of end-user repair order commitments met by TCG. Compliance with this measurement is determined by dividing the total Trouble Reports cleared by TCG upon the date and clock hour time promised to Reseller, during a calendar one-month period, by the total reports cleared during the same calendar one-month period, the factor of which is multiplied by one hundred (100). The TCG commitment is greater than ninety-five (95) percent repair commitments met. This measurement applies to troubles arising from the TCG switch through to the Point of Demarcation between the TCG and Reseller networks.

This measurement is related to the percent customer repair order commitments met. This parameter is calculated by dividing the total customer reports cleared (by the date and clock hour time promised to the customer that the trouble would by cleared) by the total reports cleared and multiplying by 100.

4.4      PERCENT TROUBLE REPORTS CLEARED WITHIN 24 HOURS OF TROUBLE REPORT
RECEIPT

This measurement is related to the number of Trouble Reports cleared within twenty-four (24) hours of receipt thereof by TCG. Compliance with this measurement is determined by dividing the total number of Trouble Reports cleared during a calendar one-month period within a twenty-four (24) hour period, by the total number of Trouble Reports received during the same calendar one-month period, and multiplying the factor by one-hundred (100). This Measurement applies to troubles arising from the TCG switch to the Point of Demarcation between the Reseller and TCG networks.

TCG shall exhibit greater 95 percent trouble reports during a twenty four hour period. This applies to troubles from the TCG switch to the Point of Demarcation.

4.5      PERCENT "OUT OF SERVICE" (OOS) TROUBLE REPORTS CLEARED IN EIGHT HOURS

This measurement is related to the Out of Service ("OOS") Trouble Reports cleared within an eight-hour period. Compliance with this measurement is determined by dividing the total number of OOS Trouble Reports cleared by TCG within eight (8) hours of their receipt by TCG, during a calendar one-month period, by the total number of OOS Trouble Reports received during the same calendar one-month period, and multiplying the factor by one hundred (100).

                       RESIDENTIAL SERVICE LEVEL PROGRAM
                                    5/29/98


This measurement is ninety-five (95) percent of OOS Trouble Reports during a calendar one-month period cleared within eight (8) hours of receipt thereof by TCG. This Measurement applies to OOS troubles arising from the TCG switch through to the Point of Demarcation between the Reseller and TCG networks.

5.0      NETWORK RELIABILITY

This section provides a list of objectives related to network reliability.

5.1      LOCAL NETWORK TROUBLES PER 100 CUSTOMERS' LINES

This measurement pertains to the total number of Trouble Reports arising within the Reseller local network. This parameter is calculated by dividing the total local network troubles reported by Reseller to TCG in a calendar one-month period, by the total number of Customer lines existing at the end of the same one-month period in the relevant geographic area, and multiplying the factor by one hundred (100). This measurement will be fewer than six (6) Trouble Reports per one hundred (100) Reseller end-user lines during a one-month period, or, fewer than six (6) percent of Reseller end-user lines with local network troubles. This measurement applies to local network troubles arising from causes between the TCG switch through to the Point of Demarcation separating the TCG and Reseller networks.

5.2      PERCENT LOCAL NETWORK REPEATED TROUBLE REPORTS

This measurement relates to repeated local network Trouble Reports ("Repeat LN Trouble Reports") submitted by Reseller to TCG. Compliance with this measurement is determined by totaling the number of Trouble Reports received by TCG in a calendar one-month period for end-user lines on which a trouble previously existed during the previous sixty (60) days, and dividing the foregoing total by the total local network Trouble Reports for the one-month period in question. This measurement will be less than four (4) percent Repeat Trouble Reports for the relevant one-month period. This measurement applies to Found Troubles arising between the TCG switch and the Point of Demarcation separating the Reseller and TCG networks. "Found Troubles" are TCG troubles arising from TCG's own equipment or Network, and they do not include troubles arising from Reseller's equipment or network exclusively.

6.0      SWITCH RELIABILITY

This section provides a list of objectives related to switch reliability.

                       RESIDENTIAL SERVICE LEVEL PROGRAM
                                    5/29/98


6.1      SWITCH TROUBLES PER 100 CUSTOMERS' LINES

This measurement relates to Trouble Reports arising from the TCG switch. Compliance with this measurement is calculated by dividing the total switch-related troubles reported by Reseller to TCG during a calendar one-month period, by the total number of Reseller end-user lines existing at the end of that one-month period in the relevant geographic area served by the relevant switch, and multiplying the result by one-hundred (100). TCG's objective is four (4) or fewer switch-related Trouble Reports per one-hundred (100) Reseller end-user lines per calendar one-month period, or, fewer than four (4) percent of Reseller end-user lines with switch troubles. This measurement applies to troubles arising from the TCG switch.

6.2      PERCENT SWITCH REPEATED TROUBLE REPORTS

This is a measure of repeated Trouble Reports caused by the TCG switch ("Repeat Switch Trouble Reports"). Compliance with this measurement is obtained by totaling the number of the switch Trouble Reports received by TCG in a calendar one-month period for end-user lines on which a trouble existed during the previous sixty (60) days, and dividing the foregoing total by the total switch Trouble Reports for the one-month period in question. TCG's objective will be less than five (5) percent Repeat Switch Troubled Reports per calendar month.

6.3      SWITCH TROUBLE REPORTS CLEARED WITHIN A SPECIFIC TIME FRAME

TCG's objective will be to clear ninety-five (95) percent of switch-related Trouble Reports within a twenty-four (24) hour period from the receipt thereof by TCG.

6.4      SWITCH PERFORMANCE

TCG's switch performance objectives include:

a) originating calls will experience blockage of less than one (1) call in one hundred (100) calls (P.01Grade of Service) during the busy hour of the day;

b) terminating calls will experience blockage of less than or equal to one (1) call in one hundred (100) calls (P.01Grade of Service) during the busy hour of the day;

c) blockage of access to the switch is equal to or less than .01 during the busy hour of the day; and

d)       dial tone in two-point-five (2.5) seconds or less.


7.0      SERVICE SURVEILLANCE MEASUREMENTS

TCG shall provide 7 days a week, 24 hours a day surveillance on the network. This applies to troubles from the TCG switch to the Point of Demarcation. The appropriate measurements as indicated in this section shall be reported to the Reseller.

                       RESIDENTIAL SERVICE LEVEL PROGRAM
                                    5/29/98


The Reseller, as the local network provider, shall provide for 7 days a week, 24 hours a day work force dispatch upon indication from their own surveillance and monitoring activities, or as based upon measurements from TCG. This applies to troubles from the Point of Demarcation to and including the end user's telephone set.

8.0      OPERATIONS/NETWORK MANAGEMENT MEASUREMENTS

TCG shall provide 24x7 surveillance of its Network from its switch to the Point of Demarcation separating the TCG Network and the Reseller network. In the event that TCG provides the Remote Terminal ("RT") or Digital Loop Carrier ("DLC") for the services, then TCG will monitor the Network between the TCG switch up to and including the RT/DLC.

In the event that alarm related to any of the Network elements mentioned above affects or has the potential to affect Reseller's ability to provide service, TCG shall contact Reseller's NMC immediately following the alarm and, again, immediately, when the alarm is cleared. TCG shall use reasonable efforts to contact Reseller's NMC as soon as possible, but no later than fifteen (15) minutes of an alarm event. Reseller shall provide TCG with a point of contact and an escalation list for reporting such alarms.

Reseller shall endeavor to refer/assign Reseller Trouble Tickets to TCG via a facsimile system. Upon receipt of a Trouble Ticket from Reseller, TCG shall enter such receipt at the TCG NMC.

9.0      TESTING INTERVALS

TCG provides testing for two basic services under this Service Level Program. These services include: 1) testing of new equipment based services, and 2) testing of DS-1 circuits. TCG testing normally takes place prior to or on the customer concurred due date. Such intervals may be from a week in advance to the actual concurred due date. TCG will arrange in advance with the Reseller for test dates for new equipment and DS1s to RT/DLCs. Typically a small number of DNs are tested in the DLC by the Reseller prior to the initiation of new service to a new DLC.

10.      RESELLER FORECAST OF SERVICE MEASUREMENTS

TCG's ability to provide service and continue to meet certain service levels is based upon the timely receipt of forecasts from Reseller that project future activity. For the purpose of meeting the required lead times to secure certain switch hardware, Reseller agrees to provide on a monthly basis, a "rolling forecast" that projects DN line sales and additional features at least three, six, nine and twelve months in advance for each city.

                       RESIDENTIAL SERVICE LEVEL PROGRAM
                                    5/29/98


Reseller will provide TCG with advanced notice in the nine and twelve month forecasts of Reseller's desire to offer services in rate centers outside TCG's current rate centers. This is required to assure the timely acquisition and implementation of trunking to the PSAPs in that rate center. This is especially applicable if TCG does not presently have NXX codes for such future residential locations.

11.      RESELLER'S SELECTION OF REMOTE TERMINALS/DIGITAL LOOP CARRIERS

TCG's ability to provide Telecommunications Services and continue to meet certain service levels is based upon the use of approved Remote Terminals/ Digital Loop Carriers. If the Reseller provides the DLC/RT, TCG will provide Reseller with a list of approved vendors whose RT/DLCs have been approved by TCG. TCG agrees to not reasonably withhold such approvals, provided however that the vendor's RT/DLC has met and continues to meet the guidelines set forth by Bellcore for such products, including interfacing to TR-0000303, and is an approved standard of TCG.

12.      ACQUISITION OF NXX CODES

TCG's ability to provide Telecommunications Services and continue to meet certain service levels is based upon TCG's having available NXX codes or the Reseller's advanced notice to TCG to secure new NXX codes, if TCG agrees to such. The normal minimal interval for the acquisition of new NXX codes, when available, is typically 100 days. TCG shall use reasonable efforts to expedite such NXX Code requests upon the reasonable request of Reseller if required. However, the request to expedite the implementation of an NXX code is tied to making arrangements with the Public Safety Answering Points (PSAPs) for that Rate Center. WHILE TCG MAY OFFER ITS WHOLESALE RESIDENTIAL SERVICES, DN SERVICES CANNOT BE IMPLEMENTED UNTIL APPROPRIATE ARRANGEMENTS ARE MADE AND ARE COMPLETED WITH THE SPECIFICALLY LOCATED PSAP.

13.0     REGULATORY REQUIREMENTS

Providers of local Residential Telephone Service and Certified Local Exchange Companies have responsibilities defined by State Public Utility Commissions. State Public Utility Commissions require certain parameters listed in this document to be monitored and reported. Requirements for levels of service and reports vary by state. Refer to the "Telephone Service Quality Handbook" published by the National Association of Regulatory Utility Commissioners for details on the requirements for each state.

                       RESIDENTIAL SERVICE LEVEL PROGRAM
                                    5/29/98


14.0     RESOLVING ISSUES AND PROBLEMS

In the event service levels of Telecommunications Services fall below targeted objectives, TCG and the Reseller will mutually agree to meet monthly by phone or in person, at a place convenient to each party, to discuss issues causing, issues thought to be causing or issues related to such problems. In the event monthly meetings do not resolve the issues, TCG and the Reseller agree to meet weekly to resolve the issues. In the event weekly meetings do not resolve the issues, TCG and the Reseller agree to meet daily by phone or in person at a time and place mutually agreeable to resolve the issues. Such meetings will be to outline methods and procedures to resolve the issues. The meetings will have an agenda which is available to all parties at least a week before monthly meetings, three days before the weekly meetings, and six hours before daily meetings.

--end--

                         RESIDENTIAL RESELLER AGREEMENT
                           SCHEDULE H - 911 AGREEMENT



     THIS 911 AGREEMENT (hereinafter, the "Agreement") is made and entered into as of this ______ day of _____, 1998, by and between TCG _____, a New York general partnership registered to do business in the State of ______, with a principal place of business at One Teleport Drive, Staten Island, New York (hereinafter referred to as "TCG" or the "Company"), and TVMAX TELECOMMUNICATIONS, INC., d/b/a OpTel, Inc., a Delaware business corporation registered to do business in the State of ______, with a principal place of business located at 1111 W. Mockingbird Lane, Suite 1000, Dallas, Texas 75247 (hereinafter referred to as "Reseller").

     The purpose of this 911 Agreement is to establish the respective duties, rights and responsibilities of the Parties hereto with respect to the provision of 911 services to Customers of Reseller located in the _______ residential development located at __________________, in _________, _________, served under and pursuant to the Residential Reseller Agreement (hereinafter, "Residential Reseller Agreement") between the Parties, entered into on or about the ______ day of _________, 1998.

                                  WITNESSETH:

     WHEREAS, TCG is in the business of providing telecommunications services in certain geographic market areas; and

     WHEREAS, Reseller proposes to use certain TCG telecommunications services to provide telecommunication services to residents of the _________________ residential development, located in ___________, ________, provisioned under and pursuant to the Residential Reseller Agreement, into which this 911 Agreement is incorporated by reference; and

     WHEREAS, TCG has agreed to provide 911/E911 Trunking and Database Administration Services to Reseller pursuant to the terms and conditions set forth herein and in the Residential Reseller Agreement; and

     WHEREAS, TCG and Reseller wish to set forth terms and conditions which will be applicable to such 911/E911 Trunking and Database Administration Services as may be ordered and furnished from time to time as herein provided; and

     NOW, THEREFORE, in consideration of the mutual promises, covenants and warranties which appear hereinbelow, and intending to be legally bound thereby, the Parties hereby agree as follows:

                            I.  DEFINITION OF TERMS



TCG Proprietary &
Confidential Information
02/05/98

For purposes of this Agreement, the following terms shall mean:

     ADMINISTRATIVE SITE - A location for the computer hardware and software necessary to create and transmit end user information to the E911 database.

     AUTOMATIC LOCATION IDENTIFICATION (ALI) - an E911 feature that provides the name or street address or both associated with the calling party's telephone number (identified by ANI as defined below) to the public safety answering point (PSAP) for display.

     AUTOMATIC NUMBER IDENTIFICATION (ANI) - a feature that automatically forwards the telephone number of the calling party to the LEC E911 control (tandem switching) office from which it is switched to the PSAP for display.

     CONTROL OFFICE - The LEC central office providing tandem switching capabilities for E911 service calls from all end offices. It controls the switching of ANI information to a PSAP and also provides the Selective Routing Service, Speed Calling features, call transfer services and certain management functions for each PSAP.

     CUSTOMER NAME AND ADDRESS INFORMATION (CNA) - may include the customer name, customer service address and telephone numbers of an exchange carrier's subscribers for a particular exchange calling area. This data includes nonpublished listing, coin and telephone information and published listings as defined in the Residential Reseller Agreement.

     CUSTOMER - refers to Reseller's Customers to whom service is provided under and pursuant to the Residential Reseller Agreement.

     DATABASE MANAGEMENT SYSTEM (DMS) - A system of manual procedures and computer programs used to create, store, and update the data required by the RBOC or LEC in order to provide the Selective Routing Service and ALI features.

     EMERGENCY SERVICES - may include but are not limited to police, fire, ambulance, rescue and medical service.

     ENHANCED 911 SERVICE (E911) - provides completion of 911 calls via dedicated utilities and includes Automatic Number Identification (ANI), Automatic Location Identification (ALI) and/or Selective Routing Service.

     EXCHANGE - means a geographic area established for the provisioning of local telephone service under a local tariff.

TCG Proprietary &
Confidential Information
02/05/98
                                       2

     It consists of one or more wire centers together with the associated facilities used in providing telecommunications services within the area.

     EMERGENCY SERVICE NUMBER (ESN) -- an ESN is a Selective Routing Service code assigned to each telephone number in an exchange where Selective Routing is provided to route E911 calls to an appropriate PSAP. The ESN defines the set of emergency services (e.g., police, fire, PSAP and medical) within a particular serving area. An ESN is associated with a primary PSAP and possibly one or more secondary PSAPs.

     MSAG -- Master Street Address Guide.

     911 SERVICE AREA -- the geographic area in which the PSAP will respond to 911 calls and dispatch appropriate emergency assistance.

     PUBLIC SAFETY ANSWERING POINT (PSAP) -- a communications facility operated or answered on a 24-hour basis, assigned responsibility by a public agency or county to receive 911 calls and, as appropriate, to directly dispatch emergency response services, or to transfer or relay emergency 911 calls to other public safety agencies. It is the first point of reception by a public safety agency of a 911 call, and serves the jurisdictions in which it is located and other participating jurisdictions, if any.

     RBOC OR LEC -- Regional Bell Operating Company or Incumbent Local Exchange Carrier, such as Southwestern Bell, GTE, etc.

     SELECTIVE ROUTING SERVICE -- a feature that provides the capability to selectively route a 911 call from a central office to the designated primary PSAP based upon the identified number of the calling party.

     SERVING CENTRAL OFFICE -- central office from which a PSAP, either primary or secondary, is served.

     UNIVERSAL EMERGENCY NUMBER SERVICE -- a telephone exchange communication service whereby a PSAP for the end user's geographic area may receive telephone calls dialed to the telephone number 911. The 911 Service includes lines and equipment necessary for transferring and dispatching public emergency telephone calls originated by end users within the Control Office area for 911 calling.

                          II. OBLIGATIONS OF RESELLER

TCG Proprietary &
Confidential Information
02/05/98

 A. At a reasonable time prior to establishment of E911 Service, Reseller shall provide to TCG and shall maintain all information required by TCG, the PSAP and the applicable RBOC or LEC to establish records necessary to populate the E911 ALI database management system (DMS) that provides local information to the PSAP. Reseller shall adopt and comply with the operating methods applicable to downloading and maintaining Reseller's end user records in the DMS, in accordance with the requirements of the PSAP and the RBOC or LEC or their agents.

     Reseller shall provide TCG daily updates to the CNA database.

     Reseller shall correct errors in the information provided to TCG (initial uploading, and subsequent updates) as soon as practicable, but no later than the first business day following the day the error is reported.

     Reseller shall withhold the turn-up of customer service until Reseller receives confirmation that the CNA data has been properly entered into the DMS.

B. The provision of 911 service and the treatment of customer proprietary information shall be provided in accordance with state and federal law. Reseller acknowledges that the privacy afforded by unlisted and non-published service will be relinquished to the extent that the telephone number, the address, and the name associated with the originating station location are furnished to the RBOC, PSAP and TCG. Reseller consents to the storage and retention of Reseller's customer name, telephone number, and address in the data bases used for providing 911 service, and also consents to access to this information by the RBOC, PSAP and emergency response authorities for the sole purpose of responding to an emergency call. Reseller shall also obtain a release of any privacy rights for unlisted and/or nonpublished numbers from its customers.

C. Reseller acknowledges that Customers in a single local calling area that may be served by different PSAPs, shall assign to its Customers NXXs that correlate to the RBOC or LEC assigned rate center in which the Customer resides and that correlate to the PSAP serving that rate center. TCG shall be responsible for ordering facilities from the RBOC to route calls from Customers to the RBOC 911 tandem identified by Reseller for its Customers.

D. Reseller shall, to the maximum extent permitted by law, provide in its tariffs and contracts with Customers that relate to any telecommunications services provided by TCG, including the provision of 911 hereunder, that in no case


TCG Proprietary &
Confidential Information
02/05/98
   shall Reseller or any of its agents, contractors or service providers, be liable to any customer for (i) any loss relating to or arising out of the provision of service or functions, or network elements, including 911 services, whether in contract, tort or otherwise, that exceeds the amount Reseller would have charged the applicable customer for the service(s) or functions(s) that gave rise to such loss; and (ii) any consequential damages. If Reseller breaches its obligation under this section, Reseller shall be liable to TCG for any and all losses resulting from such breach, including the indemnification of and/or reimbursement for losses arising from claims by and from Reseller's customers.

E. In accordance with the requirements of TCG's agreements with any governmental or quasi-governmental authority or PSAP with jurisdiction over the matter, or as required by law, Reseller shall charge and collect from its Customers any 911 surcharge or other similar fee required to be collected for or in connection with the provision of 911/E911 service, and shall remit the surcharge or other similar fee to TCG for payment to the governmental or quasi-governmental authority or PSAP.

   In accordance with the requirements of TCG's agreements with any governmental or quasi-governmental authority or PSAP, Reseller may be required to submit sworn affidavits certifying the number of active stations served by Reseller on the first day of the month the fee was collected. Reseller shall maintain records of the fees it remits to the PSAP for at least two years after the date of remittance.

F. Reseller shall require and ensure that any resellers to whom services are provided under the Residential Reseller Agreement shall be bound by the terms and conditions of this 911 Obligations Agreement.

                            III. OBLIGATIONS OF TCG

A. TCG shall order from the LEC and supply to the TCG Switch the 911 Centralized Automatic Message Accounting (CAMA) trunks ordered from TCG by Reseller so that Reseller can provide Enhanced 911 Emergency Service, including Selective Routing Service, Automatic Number Identification (ANI), Automatic Location Identification (ALI), to its Customers. It is understood and agreed by TCG and Reseller that the CAMA trunks are supplied subject to the provisions of the LEC's tariff as approved by the respective state public utility/public service commission or its equivalent.

B. TCG shall provide Customer Name and Address (CNA) data to the RBOC or LEC, as applicable, on behalf of Reseller for use in loading and updating the E911 database management system.



TCG Proprietary &
Confidential Information
02/05/98

C. TCG shall coordinate the transmission of Reseller customer information to the DMS for the initial loading and updating of Reseller's customer information, as follows:


     1. TCG shall provide format requirements for Reseller's provision of Customer information including telephone numbers, addresses and other information both for the initial load and updates;

     2. TCG shall coordinate error resolution between Reseller and the RBOC/LEC relating to load and update activities when such errors are brought to TCG's attention;

     3. Convey to Reseller a description of the geographic areas and PSAPs served by the E911 Control Office(s), as provided to TCG by the RBOC.

     4. Update the ALI/DMS database with information provided by Reseller under section II above;

     5. Coordinate with the applicable states and/or counties and the LEC in the development of the Master Street Address Guide (MSAG).

E. E911 Service information consisting of the name, address, and telephone of Reseller's customer base is confidential and proprietary. TCG agrees to use such information only for the purposes of providing services hereunder.

                               IV.  COMPENSATION

A. The payment terms contained in the Residential Reseller Agreement apply to payment of the charges provided for hereunder, if any.

B. Each NXX will reside in a single Control Office. Reseller may, at its option, designate that an NXX shall reside in more than one Control Office. In that event, Reseller shall pay TCG a one-time charge per affected Control Office to pay for the multiple Control Office software enhancement.

                                    V.  TERM

The term of this 911 Agreement shall be the same as that of the companion Residential Reseller Agreement between the parties, unless terminated earlier as herein provided.

                  VI.  LIMITATION OF LIABILITY/INDEMNIFICATION




TCG Proprietary &
Confidential Information
02/05/98

A. To the extent not prohibited by law, each Party shall hold harmless, indemnify and defend the other against any loss, cost, claim, injury or liability arising out of negligence or willful misconduct of Reseller or its agents or contractors in connection with its provision of information, facilities and services or other performance under this Agreement.

B. Each party shall use reasonable efforts to perform its commitments under this Agreement; however, neither party shall be liable to the other for any loss, nor for defects or equipment failures, caused by conduct of the other party, the other party's agents, servants, contractors or others acting in aid or in concert with the other party.

C. In the case of any loss, cost, claim, injury or liability arising from the negligence or willful misconduct of both parties, each party shall bear, and its obligations under Article VI shall be limited to, that portion of the resulting expense cause by its (including that of its agents, servants, contractors or others acting in aid or concert with it) negligence or misconduct. TCG's liability hereunder shall be limited to the amount paid for the affected 911 service by Reseller.

D. Except for indemnity obligations which arise with respect to third party claims, each party's liability to the other for any loss, cost, claim, injury, liability or expense, including reasonable attorney's fees, relating to or arising out of any negligent act or omission in its performance of this Agreement (not involving willful or wanton misconduct), whether in contract or in tort, shall be limited to a credit for the actual cost of the services or functions not performed or improperly performed.

E. Neither party shall have any liability whatsoever to or through the other for any indirect, special, or consequential damages, including, but not limited to loss of anticipated profits or revenue of other economic loss in connection with or arising from anything said, omitted or done hereunder, even if the other party has been advised of the possibility of such damages.

F. A Party is not liable for the accuracy and content of CNA data that the other Party delivers to it. Rather, the Party who delivers CNA data to the other Party is responsible for the accuracy and content of such data and the Party to whom the data is delivered is the custodian of such data and is responsible for maintaining the accuracy and content of that data as delivered.



TCG Proprietary &
Confidential Information
02/05/98                               7

The provisions of this Section VI shall survive the termination of this Agreement.

                                 VII. INSURANCE

The parties each shall, at their sole expense, be insured at all time during the term of this Agreement under a comprehensive liability insurance policy against claims for bodily and personal injury, death, and property damage caused by or occurring in conjunction with Parties' activities hereunder. Such insurance coverage shall be maintained under one or more policies of insurance issued by insurance companies qualified to do business in the states where Parties perform their duties hereunder, and shall be in amounts not less than One Million Dollars ($1,000,000) per occurrence for bodily and personal injury and death, Five Hundred Thousand Dollars ($500,000) per occurrence for property damage, and Five Hundred Thousand Dollars ($500,000) per occurrence for general liability arising out of respective Parties' conduct hereunder. The Parties shall also provide endorsements for contractual liability. Each Party shall provide certificates of insurance to the other, evidencing the maintenance of such insurance, and shall endorse the insurance to ensure that the insurance carrier shall provide written notice to the other Party not less than thirty
(30) days prior to any modification, cancellation, or non-renewal thereof.

                                 VIII. DEFAULT

 A. CONDITIONS OF DEFAULT. Reseller and TCG understand and agree that the establishment and maintenance of the DMS are of the essence of this Agreement. The failure of Reseller to provide the necessary customer information to establish and maintain the database according to the requirements set forth within or by the, RBOC or PSAP, or the failure on Reseller's part to cooperate with the development and maintenance of the MSAG, or the non-payment of any charges due hereunder constitute a material default under this agreement.

     TCG's failure to perform its material obligations under this Agreement shall also constitute an event of default.

B. NOTICE OF DEFAULT. Upon the determination by a party that a condition of default exists, the affected party shall notify the other party of the type and nature of the condition.

C. CURE. Except in the event of an emergency where public health or safety are jeopardized, the defaulting party shall have ten (10) working days from the receipt of the notice of default to notify the other party of its exact plan to cure the default. The plan proposed must include the length of time required for the cure. If the proposed cure is approved by the non-


TCG Proprietary &
Confidential Information
02/05/98                               8
      defaulting party, the defaulting party shall begin to implement the plan immediately. If the proposed cure is not approved by the non-defaulting party, the defaulting party shall have five (5) business days to modify the plan according to the concerns specified by the non-defaulting party.

      If the default is the failure to provide 911 service to a Customer, TCG may withhold the provision of telecommunications service until 911 service is provided to the Customers.

D. REMEDIES. Should a party not act promptly to devise a plan acceptable to the non-defaulting party to cure the default or be unable to cure the default within the time specified in Section C above, the non-defaulting party reserves the right to pursue all legal remedies, including but not limited to the following:

      1. Termination of this agreement, and the provision of service under the Residential Reseller Agreement; and

      2. Seeking a restraining order to enjoin the provision of service under the Residential Reseller Agreement, with notice to the Customer's potentially affected thereby; and

      3. Entering into Service Agreements with the ______________ MDU owner or manager, or other service providers in order to maintain the provisioning of Universal Emergency Number Service. The defaulting party agrees to assist the other by providing the non-defaulting party with a complete list of its affected customer base and a signed release form within ten (10) days from the end of the cure period provided for in an approved cure plan as provided in paragraph C above.

                                  IX. NOTICES

Any notice required or permitted to be given by TCG to Reseller under this agreement shall be mailed to Reseller certified or registered U.S. Mail, postage prepaid, return receipt requested to the following address:

            ___________________________

            ___________________________

            ___________________________

            Attn:  ____________________

            with a copy to: ___________________________

Any notice required or permitted to be given by Reseller to TCG under this agreement shall be mailed to TCG certified or registered

TCG Proprietary &
Confidential Information
02/05/98

U.S. Mail, postage paid, return receipt requested to the following address:

     TELEPORT COMMUNICATIONS GROUP
     One Teleport Drive, Suite 300
     Staten Island, New York 10311
     Attn: General Counsel

     with a copy to: Vice President/Public Markets

Any such notice delivered by United States Postal Service certified mail, or by courier service, shall be conclusively deemed to have been served upon and received on the date of delivery as shown on Return Receipt for Certified Mail (PS Form 3811), or the courier service receipt.

                           X.  SUCCESSORS AND ASSIGNS

TCG and Reseller bind themselves and their successors, executors, administrators and assigns to the other party in respect to all covenants of this Agreement. Neither TCG or Reseller shall assign or transfer its interest in this Agreement without the prior written consent of the other except to a parent, affiliate or in connection with the sale of all or substantially all of their stock or assets. Neither Party shall assign this Agreement except in connection with the assignment of the Residential Reseller Agreement and in accordance therewith. Any appointment by either party of an agent to perform any of the duties specified in this agreement must have prior written approval from the other party.

                               XI.  MODIFICATIONS

This instrument contains the entire agreement between the parties relating to the rights herein granted and the obligations herein assumed. Any oral representations or modifications concerning this instrument shall be of no force or effect.

                              XII.  APPLICABLE LAW

This Agreement shall be governed and construed according to the laws of the state in which the services are performed. Venue for any action or claim arising out of this agreement shall be in the County in which such services are performed.




TCG Proprietary &
Confidential Information
02/05/98                              10

EXECUTED in quadruplicate this ___ day of __________, 1998


TCG  ________                   TVMAX TELECOMMUNICATIONS, INC.


By:                           By:
   --------------------------      ------------------------------
Title:                        Title:
      -----------------------       -----------------------------
Date:                         Date:
      -----------------------       -----------------------------


















          TCG Proprietary &
          Confidential Information
          02/05/98

                                                                     Page 1 of 2
                                                                         5/29/98
                                   SCHEDULE "I"


OpTel PBX's - Where TCG agrees not to market directly to owner in the next twelve months from today's date 5/29/98.


Location                            Address                         City, ST                          ZIP
Camelback Pointe                    3630 Rialto Heights             Colorado Springs, CO              80907
Grand Centennial                    5225 Zachary Grove              Colorado Springs, CO              80919
Jefferson at Greenwood Plaza        7610 E Caley Ave                Englewood, CO                     80111
Jefferson at Rock Creek             1880 Enterprise St              Superior, CO                      80027
Lincoln Park                        1995 Yellowstone Dr             Napierville, IL                   60563
The Grove at Turtle Run             3615 Turtle Run Blvd            Coral Springs, FL                 30370
Village by the Bay                  3245 NE 184th St                N. Miami Beach, FL                33180
Lark Haven/Tanger Meadows           1432 Sandelwood Dr              Colorado Springs, CO              80916
Dove Tree                           255 Lionstone Dr                Colorado Springs, CO              80916
Four Horizons                       14304 E. Tennessee Ave          Aurora, CO                        80012



                                   SCHEDULE I

PBXs from ICS Acquisition                                       5/29/98

                                   SCHEDULE I                   page 2 of 2


                                                                                                    CONSENTS SC
----------------------------------------------------------------------------------------------------------------
                                                                                                           Phone
PC          Property               St       Market                Address                    City          Units
----------------------------------------------------------------------------------------------------------------
H5   LAPRIVADA                     AZ   PHOENIX           10255 E. VIA LINDA            SCOTTSDALE          350
----------------------------------------------------------------------------------------------------------------
A6   BAYWOOD                       CA   LOS ANGELES       20900 ANZA AVE.               TORRANCE            248
----------------------------------------------------------------------------------------------------------------
CO   BISHOP COURT I                CA   SACRAMENTO        3300 CAPITOL CENTER DR.       RANCHO CORDOVA      568
----------------------------------------------------------------------------------------------------------------
JZ   BROADCAST CENTER              CA   LOS ANGELES       7660 BEVERLY BLVD.            LOS ANGELES         279
----------------------------------------------------------------------------------------------------------------
KO   CREEKSIDE/CA                  CA   LOS ANGELES       1518 PATRICIA AVE.            SIMI VALLEY         397
----------------------------------------------------------------------------------------------------------------
KC   HILLCRESTE                    CA   LOS ANGELES       1420 AMBASSADOR ST.           LOS ANGELES         315
----------------------------------------------------------------------------------------------------------------
D2   LAKEVIEW                      CA   SAN FRANCISCO     1271 LAKEVIEW CIRCLE          PITTSBURGH          132
----------------------------------------------------------------------------------------------------------------
D4   LELAND TERRACE                CA   SAN FRANCISCO     110 DIAS CIRCLE               PITTSBURGH          158
----------------------------------------------------------------------------------------------------------------
D5   LOVERIDGE TERRACE             CA   SAN FRANCISCO     500 LOVERIDGE CIRCLE          PITTSBURGH          148
----------------------------------------------------------------------------------------------------------------
KH   MALIBU CANYON                 CA   LOS ANGELES       5750 LAS VIRGENES RD          CALABASAS           698
----------------------------------------------------------------------------------------------------------------
E8   RIDGEVIEW VILLAGE             CA   LOS ANGELES       200 EAST AVENUE R             PALMDALE            224
----------------------------------------------------------------------------------------------------------------
EZ   SUNCREEK                      CA   SACRAMENTO        7769 GREENBACK LANE           CITRUS HTS.         268
----------------------------------------------------------------------------------------------------------------
F9   SUNSET COMMUNITIES            CA   LOS ANGELES       43255 NORTH 16th ST. WEST     LANCASTER           800
----------------------------------------------------------------------------------------------------------------
G1   TERRACE ORANGE                CA   ORANGE            200 CITY BLVD. WEST           ORANGE              441
----------------------------------------------------------------------------------------------------------------
JX   VALLEY VILLAGE I/CA           CA   LOS ANGELES       8250 LANKERSHIM               NORTH HOLLYWOOD     195
----------------------------------------------------------------------------------------------------------------
G9   WILLOW PASS                   CA   SAN FRANCISCO     1058 WELDON LANE WEST         PITTSBURGH          120
----------------------------------------------------------------------------------------------------------------
FK   ZINFANDEL VILLAGE             CA   SACRAMENTO        3500 DATA DR.                 RANCHO CORDOVA      364
----------------------------------------------------------------------------------------------------------------
9E   ISLAND LAKE                   FL   ORLANDO           160 ISLANDER COURT            LONGWOOD            289
----------------------------------------------------------------------------------------------------------------
I4   BERKLEY RUN                   GA   ATLANTA           5470 GLENRIDGE DR. N.E.       ATLANTA             194
----------------------------------------------------------------------------------------------------------------
HK   LEGACY COMMONS                GA   ATLANTA           4887 ASHFORD DUNWOODY RD.     ATLANTA             504
----------------------------------------------------------------------------------------------------------------
HL   LEGACY OAKS                   GA   ATLANTA           100 LEGACY OAKS CIR.          ROSWELL             270
----------------------------------------------------------------------------------------------------------------
JP   SUMMIT AT 1000 OAKS           TX   SAN ANTONIO       1550 THOUSAND OAKS BLVD.      SAN ANTONIO         224
----------------------------------------------------------------------------------------------------------------
                                                                                                         10,012
----------------------------------------------------------------------------------------------------------------
GJ   CITYSCAPE                     AZ   PHOENIX           4630 S. LAKESHORE DR.         TEMPE               214
----------------------------------------------------------------------------------------------------------------
IJ   SONTERRA AT PARADISE VALLEY   AZ   PHOENIX           17440 N. TATUM BLVD.          PHOENIX             274
----------------------------------------------------------------------------------------------------------------
JI   WILLOWICK                     AZ   PHOENIX           5120 N. 16TH STREET           PHOENIX             395
----------------------------------------------------------------------------------------------------------------
KZ   DEER VALLEY                   CA   SAN FRANCISCO     2500 DEER VALLEY RD.          SAN RAFAEL          171
----------------------------------------------------------------------------------------------------------------
JC   TIMBER CREEK                  CO   DENVER            8899 EAST PRENTICE AVE.       GREENWOOD VLG.      210
----------------------------------------------------------------------------------------------------------------
XS   SUMMIT VILLAGE                GA   ATLANTA           2085 ROSWELL ROAD N.E.        MARIETTA            323
----------------------------------------------------------------------------------------------------------------
IP   SUMMIT RIVER CROSSING         IN   INDIANAPOLIS      8722 KNICKERBOCKER WAY        INDIANAPOLIS        314
----------------------------------------------------------------------------------------------------------------
                                                                                                          5,644
----------------------------------------------------------------------------------------------------------------